PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED MARCH 12, 2026
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Opus Genetics, Inc.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED MARCH 12, 2026

March [•], 2026
Dear Fellow Stockholder:
You are cordially invited to attend the 2026 annual meeting of stockholders (including any adjournment, postponement, or continuation thereof, the “Annual Meeting”) of Opus Genetics, Inc. (the “Company”) scheduled to be held on April 20, 2026 at 4 p.m. Eastern Time in a virtual meeting format only via live webcast at www.virtualshareholdermeeting.com/IRD2026. Included with this letter are the Notice of Annual Meeting of Stockholders, a proxy statement detailing the business to be conducted at the Annual Meeting (the “Proxy Statement”), and a proxy card.
The matters to be voted on at the Annual Meeting are: (i) the election of nine director nominees to our board of directors (the “Board”); (ii) the ratification, on an advisory basis, of the appointment of Ernst & Young, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2026; (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers; and (iv) the approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 125 million shares to 250 million shares. We may also transact such other business that may properly come before the Annual Meeting. The enclosed Notice of Annual Meeting of Stockholders and the Proxy Statement describes each of these matters in further detail and provides additional information to be considered when you vote your shares. THE BOARD RECOMMENDS THAT YOU VOTE IN ACCORDANCE WITH ITS RECOMMENDATION ON EACH OF THE PROPOSALS USING THE ENCLOSED PROXY CARD.
Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote as soon as possible by completing, signing and dating the enclosed proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed proxy card to vote via the Internet or by telephone. Returning your proxy card will not prevent you from attending the Annual Meeting but will ensure that your vote is counted if you are unable to attend. Even if you submit a vote prior to the Annual Meeting, you will still have an opportunity to change your earlier vote and vote again during the Annual Meeting.
On behalf of everyone at Opus, we are grateful for your continued trust and support. Thank you for being an Opus stockholder.

Sincerely,
[•]

George Magrath, M.D., M.B.A., M.S.
Chief Executive Officer

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED MARCH 12, 2026

Notice of Annual Meeting of Stockholders
8 Davis Drive, Suite 220
Durham, NC 27713
DATE:
April 20, 2026
TIME:
4 p.m., ET
PLACE:
Virtual meeting format, via live webcast
YOUR VOTE AND THE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING IS IMPORTANT.
Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote as soon as possible by completing, signing, and dating the enclosed proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed proxy card to vote via the Internet or by telephone. Returning your proxy card will not prevent you from attending the Annual Meeting but will ensure that your vote is counted if you are unable to attend. Even if you submit a vote prior to the Annual Meeting, you will still have an opportunity to change your earlier vote and vote again during the Annual Meeting. More information on voting your proxy card and attending the Annual Meeting can be found in the accompanying Proxy Statement. Please refer to “Proxy Summary” on page 4 of the Proxy Statement and the instructions on the proxy card.
THE BOARD RECOMMENDS THAT YOU VOTE IN ACCORDANCE WITH ITS RECOMMENDATION ON EACH OF THE PROPOSALS USING THE ENCLOSED PROXY CARD.
You may attend the 2026 annual meeting of stockholders (including any adjournment, postponement, or continuation thereof, the “Annual Meeting”) of Opus Genetics, Inc. (the “Company”), vote your shares, and, after the meeting adjourns, submit a question by visiting www.virtualshareholdermeeting.com/IRD2026. Further instructions on how to vote are set forth in the accompanying Proxy Statement.
PURPOSE OF MEETING AND AGENDA
At the Annual Meeting, stockholders will vote to:

Elect the nine director nominees named in the proxy statement to our board of directors (the “Board”);
Ratify, on an advisory basis, the appointment of Ernst & Young, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2026;
Approve, on an advisory basis, the compensation of the Company’s named executive officers; and
Approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 125 million shares to 250 million shares.

Stockholders also will transact any other business that may properly come before the Annual Meeting.
WHO CAN VOTE
Stockholders of record at the close of business on March 5, 2026.
VOTING
Your vote is very important. Please submit your proxy or voting instructions as soon as possible, whether or not you plan to attend the Annual Meeting.
ADMISSION TO THE ANNUAL MEETING
Attend the virtual Annual Meeting at www.virtualshareholdermeeting.com/IRD2026.
Sincerely,

[•]
George Magrath, M.D., M.B.A., M.S.
Chief Executive Officer
March [•], 2026

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED MARCH 12, 2026

Opus Genetics, Inc.
Proxy Statement
For The 2026 Annual Meeting of Stockholders
To Be Held On Monday, April 20, 2026

Page
Proxy Summary	4
Proposal No. 1 Election of Directors	14
Corporate Governance	25
Certain Relationships and Related-Party Transactions	31
Non-Employee Director Compensation	33
Proposal No. 2 Ratification of Independent Registered Public Accounting Firm	35
Audit Committee Report	37
Executive Officers	38
Executive Compensation	40
Proposal No. 3 Advisory Vote to Approve the Compensation of The Company’s Named Executive Officers	52
Proposal No. 4 Approval of an Amendment to The Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Our Common Stock From 125 Million Shares to 250 Million Shares.	54
Security Ownership of Certain Beneficial Owners and Management	57
Additional Information	60
Other Matters	62
Appendix A	A-1

Proxy Summary
This proxy statement (this “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Opus Genetics, Inc., a Delaware corporation (“Opus,” the “Company,” “we,” “us” or “our”), for the 2026 annual meeting of stockholders scheduled to be held on April 20, 2026 (including any adjournment, postponement, or continuation thereof, the “Annual Meeting”) at 4 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only, via a live webcast. This Proxy Statement and the accompanying form of proxy card (the “Proxy Card”) were first mailed to stockholders on or about March [•], 2026.
Information About the Annual Meeting
You have received these proxy materials because the Board is soliciting your proxy to vote your shares during the Annual Meeting. This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider in deciding how to vote your shares, and you should read the entire Proxy Statement carefully before voting.

Time and Date:	4 p.m. (Eastern Time) on April 20, 2026
Place:	Virtual meeting format via live webcast at www.virtualshareholdermeeting.com/IRD2026
Record Date:	March 5, 2026
Proxy Voting:
Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote as soon as possible by completing, signing, and dating the enclosed proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed proxy card to vote via the Internet or by telephone. Returning your executed proxy card will not prevent you from attending the Annual Meeting but will ensure that your vote is counted if you are unable to attend. Even if you submit a vote prior to the Annual Meeting, you will still have an opportunity to change your earlier vote by voting during the Annual Meeting. More information on voting your proxy card and attending the Annual Meeting can be found in the accompanying Proxy Statement.

Matters to be Voted Upon
At the Annual Meeting, the holders of our common stock, par value $0.0001 per share (the “Common Stock”), will be asked to vote upon the following matters:

	Board Recommendation	Page
Proposal No. 1 – Election of the nine director nominees named in this proxy statement to our Board	FOR EACH OF OUR BOARD’S NOMINEES	14
Proposal No. 2 – Ratification, on an advisory basis, of the appointment of Ernst & Young, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2026	FOR	35
Proposal No. 3 – Approval, on an advisory basis, of the compensation of the Company’s named executive officers	FOR	52
Proposal No. 4 – Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 125 million shares to 250 million shares	FOR	54

Stockholders of record at the close of business on March 5, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting.

Opus Genetics, Inc	4	2026 Proxy Statement

Corporate Governance Highlights

✔	Independent Chair and CEO roles
✔
Board comprised of industry leaders with expertise in ophthalmic disorders, FDA regulatory approval processes from early-stage research through commercialization and launch, intellectual property strategy, and finance and capital management

✔	Average director tenure of under four years
✔	Independent directors meet in executive session at all Board meetings
✔	High levels of director engagement, with all incumbent directors attending all Board meetings in 2025
✔	Fully independent Audit, Compensation, and Nominating & Corporate Governance Committees
✔	Comprehensive and strategic approach to enterprise risk management, led by the Audit Committee
✔	Ongoing evaluation of executive compensation strategy, led by the Compensation Committee

✔	Commitment to governance best practices and emerging trends, led by the Nominating & Corporate Governance Committee
✔	Annual Board and Board committee self-evaluations
✔	Proactive stockholder engagement
✔	Declassified Board; stockholders elect all directors annually
✔	Stockholders can act by written consent
✔	No stockholder rights plan or poison pill
✔	No stock hedging permitted by directors and officers
✔	Stockholders holding 20% of outstanding shares of Common Stock can call a special meeting of stockholders
✔	Annual say-on-pay vote
✔	Stockholders may remove directors from the Board, with or without cause, by majority vote
✔	Stockholders may amend the Company’s amended and restated bylaws (the “Bylaws”) by majority vote

Opus Genetics, Inc	5	2026 Proxy Statement

Board of Directors Highlights
The Board has nominated a slate comprised of nine talented directors with skill sets, experiences, and professional backgrounds representing diverse perspectives and characteristics that are particularly relevant to Opus’ business and strategic objectives, as reflected in their biographies in “Proposal No. 1 – Election of Directors—Director Nominees.”

				Standing Committees
Name	Primary Occupation	Age	Director Since	Audit	Compensation	Nominating & Corporate Governance
Sean Ainsworth	Chief Executive Officer and Chairman, Immusoft Corporation	58	2020	•	•
Dr. Jean Bennett	F.M. Kirby Emeritus Professor of Ophthalmology, Perelman School of Medicine of the University of Pennsylvania	71	2024
Susan K. Benton	Former President, Thea Pharma Inc.	61	2020		•	•
Cam Gallagher	Chief Executive Officer and President, Alessa Therapeutics, Inc.	56	2020*		•	•
Dr. Adrienne Graves	Former President and Chief Executive Officer, Santen Pharmaceutical Co., Ltd.	72	2024			•
Dr. George Magrath	Chief Executive Officer, Opus Genetics, Inc.	42	2023
Dr. James S. Manuso	Chief Executive Officer and Chairman, Talfinium Investments, Inc.	77	2020	•		•
Richard Rodgers	Former Co-founder and Chief Financial Officer, TESARO, Inc.	59	2020*	•
Dr. Benjamin R. Yerxa	President, Opus Genetics, Inc.	60	2024

• Chair  • Member
*	Mr. Gallagher and Mr. Rodgers were directors from 2019 – 2020 and from 2014 – 2020, respectively, of Rexahn Pharmaceuticals, Inc., prior to its merger with a predecessor of the Company.
Commitment to Ongoing Stockholder Engagement
Opus is committed to having regular and meaningful engagement with our stockholders in order to obtain their insight and perspectives on our strategy, research and development, commercialization efforts, operations, executive compensation, corporate governance, and other issues that are important to them. Feedback from our investors informs our Board’s deliberations. This collaborative relationship is a key part of our philosophy, and we will continue to seek opportunities to maintain a dialogue with our investors.
Throughout the year, we regularly participate in conferences and other public events where we meet with stockholders and analysts to share our perspectives and to solicit their feedback on our performance, strategy, and other topics. Feedback and ideas received from these events and meetings are shared with our Board on an ongoing basis. We also engage with our stockholders on an ad hoc basis around quarterly earnings calls, annual meetings of stockholders, and other corporate events.

Opus Genetics, Inc	6	2026 Proxy Statement

Over the course of 2025 and in early 2026, members of our Board and management team met with approximately 17 of our 20 largest investors representing approximately 53% of the outstanding shares of Common Stock as of December 31, 2025.
The Board regards engagement with stockholders as one of its core responsibilities as fiduciaries, and the Board and the management team are committed to building and maintaining meaningful relationships with our investors. We encourage our stockholders to communicate with us to share their perspectives and feedback, which we use to inform and enhance the Board’s deliberations. We maintain several means for stockholders and others to communicate directly with us and to engage, ask questions, and provide input:
•	Stockholders can participate in our annual meetings;
•	Stockholders can participate in our regular investor engagement program; and
•
Stockholders may write to our Board, non-management members of our Board as a group, or a specific member of our Board (including the Chair of our Board) either via email at ir@opusgtx.com or by sending a written communication addressed to our Corporate Secretary by mail to Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, NC 27713. All communications will be reviewed and provided to the members of the Board unless such communications are unsolicited items, sales materials or other routine items or items unrelated to the duties and responsibilities of the Board or are otherwise determined to be frivolous, irrelevant, threatening, illegal or similarly unsuitable.

Opus Genetics, Inc	7	2026 Proxy Statement

Questions and Answers About the
Proxy Materials and Our Annual Meeting
Why did you provide me this Proxy Statement?
We provided you this Proxy Statement because you were a holder of our Common Stock as of the Record Date and the Board is soliciting your proxy to vote your shares of Common Stock at the Annual Meeting.
What is a proxy?
A proxy is your legal designation of another person to vote the shares of Common Stock you own. The person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board has designated Dr. George Magrath and Robert Gagnon, or either of them, as the Company’s proxies for the Annual Meeting.
Who can vote at the Annual Meeting?
Only holders of record of our Common Stock as of the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, 71,149,045 shares of Common Stock were outstanding and entitled to vote.
Stockholders are entitled to one vote for each share of Common Stock held by them as of the close of business on the Record Date. You may vote all shares of Common Stock owned by you at such date, including shares held directly in your name as the stockholder of record and shares held for you as the beneficial owner in street name through a broker (provided that you follow the applicable procedures necessary to enable you to vote such shares).
Stockholder of Record: Shares Registered in Your Name. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting, or vote in advance through the Internet, by telephone, or by mail.
Beneficial Owner: Shares Registered in the Name of a Broker. If your shares are held in an account with a broker, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your broker on how to vote the shares held in your account, and your broker has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. Because the brokerage firm, bank, or other nominee that holds your shares is the stockholder of record, if you wish to attend the Annual Meeting and vote your shares you must obtain a valid proxy from the firm that holds your shares giving you the right to vote the shares at the Annual Meeting.
How can I attend the Annual Meeting?
You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/IRD2026 and using your 16-digit control number included on your Proxy Card, or on the instructions that accompanied your Proxy Materials to enter the meeting.

Opus Genetics, Inc	8	2026 Proxy Statement

Please allow ample time for online check-in, which will begin at 3:45 p.m. Eastern Time. If you encounter any difficulties accessing the virtual Annual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting login page. A replay of our Annual Meeting webcast will be available at www.virtualshareholdermeeting.com/IRD2026 and will remain there for one year.
What is a quorum?
The holders of one-third of the voting power of the outstanding shares of Common Stock entitled to vote must be present in person or by proxy in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote during the Annual Meeting or if you have properly submitted a proxy.
What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will act upon the proposals described in this Proxy Statement, set forth below:
1.	Election of the nine director nominees to the Board;
2.	Ratification, on an advisory basis, of the appointment of Ernst & Young, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2026;
3.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers; and
4.	Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 125 million shares to 250 million shares.
In addition, we will consider any other matters that are properly presented for a vote at the Annual Meeting. We are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly presented for a vote at the Annual Meeting, the persons named in the proxy, who are officers of the Company, have the authority in their discretion to vote the shares represented by the proxy.

Opus Genetics, Inc	9	2026 Proxy Statement

What vote is required to approve the proposals?

Proposal	Vote Required for Approval	Effect of Abstentions, Withhold Votes and Broker Non-Votes
Proposal No. 1 Election of nine director nominees to our Board
Directors will be elected by a plurality of the votes of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The individuals nominated for election to the Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected.

A withhold vote will not count either for or against the nominee and will have no effect on the outcome of the election of directors. Broker discretionary voting is not permitted. Broker non-votes, if any, will have no effect on the outcome of this proposal. Votes may not be cumulated.

Proposal No. 2 Ratification, on an advisory basis, of the appointment of Ernst & Young, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2026
The affirmative vote of the holders of the majority of voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal.

An abstention has the same effect as a vote “against” this proposal. Broker discretionary voting is permitted. Because broker discretionary voting is permitted, there will be no broker non-votes on this proposal.

Proposal No. 3 Approval, on an advisory basis, of the compensation of the Company’s named executive officers
The affirmative vote of the holders of the majority of voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal.
An abstention has the same effect as a vote “against” this proposal. Broker discretionary voting is not permitted. Broker non-votes, if any, will have no effect on the outcome of this proposal.

Proposal No. 4
Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 125 million shares to 250 million shares
The votes cast for the amendment must exceed the votes cast against the amendment at the Annual Meeting to approve this proposal.
An abstention will have no effect on the outcome of this proposal. Broker discretionary voting is permitted. Because broker discretionary voting is permitted, there will be no broker non-votes on this proposal.

What are the Board’s recommendations?
The Board recommends a vote “FOR” the election of each of the Board’s nine director nominees—Sean Ainsworth, Dr. Jean Bennett, Susan K. Benton, Cam Gallagher, Dr. Adrienne Graves, Dr. George Magrath, Dr. James S. Manuso, Richard Rodgers, and Dr. Benjamin R. Yerxa—on the proxy card and “FOR” Proposal Nos. 2–4.
How can I vote?
If you are a stockholder of record, you may:
•
Vote through the Internet: To vote by Internet, you will need to use a control number provided to you in the materials included with this Proxy Statement and follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

•
Vote by Telephone: To vote by telephone, you will need to use a control number provided to you in the materials included with this Proxy Statement and follow the voting instructions as indicated on the enclosed proxy card or voting instruction card.

•	Vote by Mail: To vote by mail, you will need to complete, sign and date the accompanying proxy card and return it as soon as possible before the Annual Meeting in the envelope provided.

Opus Genetics, Inc	10	2026 Proxy Statement

•
Vote at the Meeting: Stockholders may vote and ask questions at the Annual Meeting by visiting www.virtualshareholdermeeting.com/IRD2026. To participate in the Annual Meeting, you will need the 16-digit control number. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance to ensure your vote will be counted if you later decide not to attend the Annual Meeting.

Votes submitted through the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on April 19, 2026. Submitting your proxy, whether through the Internet, by telephone, or by mail will not prevent a stockholder from attending the Annual Meeting, revoking their earlier-submitted proxy and voting in person. If you are not the stockholder of record, please refer to the voting instructions provided by your broker to direct it on how to vote your shares. For Proposal No. 1, you may either vote “FOR” or withhold your vote from each nominee to the Board. For Proposal Nos. 2–4, you may vote “FOR” or “AGAINST” such proposal or “ABSTAIN” from voting on such proposal. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote on the proxy card as soon as possible to ensure that your vote is counted.
If your shares are held in “street name” (that is, held for your account by a broker, bank, or other nominee), you will receive voting instructions from your broker, bank, or other nominee. You must follow these instructions in order for your shares to be voted. Your broker, bank, or other nominee is required to vote those shares in accordance with your instructions. If you do not instruct your broker, bank, or other nominee how to vote your shares, then, your broker, bank, or other nominee will not be able to vote your shares with respect to Proposal Nos. 1 or 3. We urge you to instruct your broker, bank, or other nominee, by following the instructions on the enclosed voting instruction form, to vote your shares in accordance with our Board’s recommendations on the voting instruction form, whether or not you plan to attend the Annual Meeting.
How will shares be voted by the proxy card?
The shares represented by any proxy card that is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on the card.
If you return a validly executed and dated proxy card without indicating how your shares should be voted on one or more matters and you do not revoke your proxy, your proxy will be voted in accordance with the recommendations of our Board as to each such matter. Our Board recommends voting as follows: “FOR” the election of the nine director nominees recommended by our Board as set forth on the proxy card: Sean Ainsworth, Dr. Jean Bennett, Susan K. Benton, Cam Gallagher, Dr. Adrienne Graves, Dr. George Magrath, Dr. James S. Manuso, Richard Rodgers, and Dr. Benjamin R. Yerxa (Proposal No. 1), and “FOR” each of the other proposals (Proposal Nos. 2–4).
Our Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this Proxy Statement. If any other matter is presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies on the enclosed proxy card.
What if I receive more than one proxy card or set of proxy materials from the company?
If your shares are held in more than one account, you will receive more than one proxy card, and in that case, you can and are urged to vote all of your shares by signing, dating and returning all proxy cards you receive from the Company in the postage-paid envelope provided. If you choose to vote by telephone or via the Internet, please vote using each proxy card you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.

Opus Genetics, Inc	11	2026 Proxy Statement

What is a broker non-vote?
In accordance with the rules of the New York Stock Exchange (which apply to brokers who have record ownership of listed company stock, including stock such as ours that is listed on the Nasdaq Stock Market (“Nasdaq”)), brokers generally have authority to vote on “routine” proposals, such as the ratification of auditors, when they have not received instructions from beneficial owners. However, they are precluded from exercising their voting discretion with respect to the election of directors and other non-routine matters.
At the Annual Meeting, we expect that brokers may have discretionary authority to vote shares on the ratification, on an advisory basis, of the appointment of Ernst & Young, LLP as our independent public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 2) and the approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock (Proposal No. 4). We do not expect that brokers will have discretionary authority on the remainder of the proposals, and therefore broker non-votes may occur as to these other proposals if voting instructions are not provided by beneficial owners.
Who is soliciting proxies for the Annual Meeting with this Proxy Statement?
Our Board, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting. By completing, signing, dating, and returning the enclosed proxy card, or by submitting your proxy and voting instructions via the Internet or by telephone, you are authorizing the proxy holders to vote your shares of our Common Stock at the Annual Meeting as you have instructed.
Who is paying for the solicitation?
We will pay for the entire cost of the solicitation. None of our employees will be employed to solicit proxies. However, in the course of their regular duties, administrative employees may be asked to perform clerical or ministerial tasks in furtherance of our solicitation of proxies. In addition to these proxy materials, our directors and employees may solicit proxies on behalf of our Board in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will request brokers, banks, or other nominees in whose names shares of Common Stock are registered to furnish to the beneficial holders this Proxy Statement and the proxy card, and any other materials related to the Annual Meeting, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and, upon request, we will reimburse such brokers, banks, or other nominees for their out-of-pocket and reasonable expenses in connection therewith.
Can I change my vote?
A stockholder of record who has given a proxy may revoke it at any time before the closing of the polls by the inspector of elections at the Annual Meeting by timely:
•	delivering to our Corporate Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;
•	signing and delivering to the Company a proxy bearing a later date;
•	voting again through the Internet or by telephone; or
•	attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Opus Genetics, Inc	12	2026 Proxy Statement

Please note, however, that if your shares are held of record by a broker and you wish to revoke a proxy, you must contact that firm to revoke or change any prior voting instructions. A revocation of a proxy submitted through the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on April 19, 2026. A revocation submitted through the mail must be received by the close of business on April 17, 2026 in order to be counted.
Whether or not you plan to attend the Annual Meeting, we urge you to sign, date, and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the proxy card.
May I ask questions at the Annual Meeting and, if so, who will be available to answer?
Yes. Stockholders may ask questions at the Annual Meeting by visiting www.virtualshareholdermeeting.com/IRD2026. To participate in the Annual Meeting, you will need the 16-digit control number. Pursuant to our Corporate Governance Guidelines, all directors are encouraged to attend each annual meeting of stockholders. Last year, a majority of our directors attended our 2025 annual meeting of stockholders. This year, we expect that all of our directors and executive officers, as well as representatives of our independent registered accounting firm, Ernst & Young, LLP will attend the Annual Meeting and be available to answer questions. We will provide our stockholders the opportunity to ask questions and make statements. The question and answer session will be conducted in accordance with certain Rules of Conduct. These Rules of Conduct will be made available on the virtual meeting website during the Annual Meeting and may include certain procedural requirements.
What happens if the Annual Meeting is adjourned?
Unless a new record date is fixed, your proxy will still be valid and may be used to vote your shares of Common Stock at the adjourned Annual Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.
What is the deadline for voting?
The deadline for voting by telephone or electronically is 11:59 p.m. Eastern Time on April 19, 2026. A proxy submitted through the mail must be received by the close of business on April 17, 2026 in order to be counted. If you attend the Annual Meeting, you may vote your shares during the Annual Meeting by completing a ballot.
Do I have dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?
No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to matters to be voted on at the Annual Meeting.
How will I know the voting results?
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results are expected to be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the U.S. Securities and Exchange Commission (the “SEC”) in a Current Report on Form 8-K within four business days of the Annual Meeting.

Opus Genetics, Inc	13	2026 Proxy Statement

Proposal No. 1
Election of Directors

General
Our Board currently consists of nine directors, all of whom we are nominating for reelection at this Annual Meeting. We believe each of the Board’s director nominees meets the qualifications, skills and expertise established by the Board for continuing service on the Board, including regarding areas that are critical to the Company’s strategy and operations, and will continue to collectively serve in the best interests of the stockholders and the Company.
All directors are elected annually and will serve one-year terms expiring at our 2027 annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal. Additional information regarding the Board’s director nominees is set forth below.
Our Bylaws provide that elections of directors are held under a plurality vote standard. The nine nominees for election to the Board at the Annual Meeting who receive the highest number of affirmative votes properly cast by the holders of our Common Stock will be elected, provided that a quorum is present at the Annual Meeting. Stockholders are not permitted to cumulate their votes for the election of directors.
Shares that are not represented at the Annual Meeting, withheld votes, and broker non-votes will have no effect on the outcome of the election. Each of the Board’s director nominees has consented to being named in this Proxy Statement and agreed to serve if elected. However, if any of the Board’s director nominees is unable to serve or for good cause will not serve as a director, the Board may choose a substitute nominee. If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and agreed to serve if elected, and includes certain biographical and other information about such nominees required by the rules of the SEC. The persons named as proxies on the accompanying proxy card will vote for the Company’s remaining nominees and substitute nominees chosen by the Board.

Our Board recommends
a vote “FOR” the
election of each of the
Board’s director
nominees—
Sean Ainsworth,
Dr. Jean Bennett,
Susan K. Benton,
Cam Gallagher,
Dr. Adrienne Graves,
Dr. George Magrath,
Dr. James S. Manuso,
Richard Rodgers and
Dr. Benjamin R. Yerxa—
on the proxy card.

Opus Genetics, Inc	14	2026 Proxy Statement

Skills Matrix
The following skills matrix illustrates the skills and experiences that the Board believes are important for the Company’s current and future business needs and how such skills are represented by each director nominee.

Knowledge, Skills, and Experience	Sean Ainsworth	Jean Bennett	Susan K. Benton	Cam Gallagher	Adrienne Graves	George Magrath	James S. Manuso	Richard Rodgers	Benjamin R. Yerxa
Other Public Company Board		•		•	•			•	•
Senior Leadership and Operations	•	•	•	•	•	•		•	•
Life Science / Biotech	•	•	•	•	•	•		•	•
Intellectual Property	•	•				•	•		•
Academic / Research	•	•				•		•	•
Finance / Capital Management	•		•	•	•	•		•
M&A / Strategic Transactions	•		•	•	•	•		•	•
Ophthalmology	•	•	•		•	•	•		•
Clinical Development	•	•	•	•	•	•		•	•
Technology / Cybersecurity						•	•

Opus Genetics, Inc	15	2026 Proxy Statement

Director Nominees
Detailed information about the experience and qualifications of each of our directors can be found in the biographies spanning the following pages.

Sean
Ainsworth
LEAD INDEPENDENT DIRECTOR
DIRECTOR SINCE: November 2020
AGE: 58
COMMITTEES:
 • Audit
 • Compensation
SKILLS:
✔
Senior Leadership and Operations
✔
Life Science / Biotech
✔
Intellectual Property
✔
Academic / Research
✔
Finance / Capital Management
✔
M&A / Strategic Transactions
✔
Ophthalmology
✔
Clinical Development
Experience
2018 – Present:	Chief Executive Officer and Chairman, Immusoft Corporation, a private cell therapy company
2021 – Present:	Co-founder and Chairman, Ray Therapeutics, Inc., a private ocular gene therapy company
2016 – 2017:	Executive Director, Clinical Development, Allergan plc, a global pharmaceutical company
2009 – 2016:	Founder, Chief Executive Officer and Chairman, RetroSense Therapeutics LLC, a private ocular gene therapy company
2007 – 2008:	Chief Executive Officer, GeneVivo, LLC, a private genetic modification company
2006:	Co-founder, Compendia BioScience, Inc., a private cancer genomics data provider
2004 – 2012:	Principal, Ainsworth BioConsulting LLC, a private life sciences consulting firm
2001 – 2004:	Corporate Development Consultant, Mattson Jack Group, a private healthcare consultancy
1998 – 2000:	Various Roles in Intellectual Property, Koyama and Associates, a Tokyo-based IP firm
1996 – 1998:	Research Associate, Medical Biology Institute, a nonprofit research institute
Private Company Boards & Nonprofits • Immusoft Corporation (2018 – Present) • Ray Therapeutics, Inc. (2021 – Present) • RetroSense Therapeutics LLC (2009 – 2016)
Education • M.B.A. from Washington University in St. Louis • B.S. in Microbiology from University of California, San Diego

Qualifications & Expertise
 •
26 years of experience operating companies in the life sciences industry with extensive leadership in gene and cell therapy
 •
Has founded, scaled and led biotech companies through various transactions, including the sale of RetroSense Therapeutics to Allergan plc for $555 million and the acquisition of Compendia BioScience, which he co-founded, by Life Technologies Corp.
 •
As CEO of Immusoft, executed a strategic partnership with Takeda, worth up to $900 million, focused on therapy candidates for neurometabolic disorders
 •
Seasoned advisor of biotech companies with expertise in IP strategy, licensing, and corporate development
 •
Experienced board member at multiple private biotech companies

Opus Genetics, Inc	16	2026 Proxy Statement

Dr. Jean
Bennett
DIRECTOR SINCE: October 2024
AGE: 71
OTHER PUBLIC BOARDS:
 • REGENXBIO, Inc.
SKILLS:
✔
Other Public Company Board
✔
Senior Leadership and Operations
✔
Life Science / Biotech
✔
Academic / Research
✔
Intellectual Property
✔
Ophthalmology
✔
Clinical Development
Experience
2024 – Present:	F.M. Kirby Emeritus Professor of Ophthalmology, Perelman School of Medicine of the University of Pennsylvania
2017 – 2020:	Co-founder, Limelight Bio Inc., a private gene therapy company
2014 – Present:	Director, Center for Advanced Retinal and Ocular Therapeutics at the University of Pennsylvania
2013 – Present:	Co-founder, Spark Therapeutics, Inc., a formerly public gene therapy company
2012 – 2024:	Co-founder, GenSight Biologics S.A. (EPA: SIGHT), a public ocular gene therapy company
2005 – Present:	Investigator, Center for Cellular and Molecular Therapeutics at The Children’s Hospital of Philadelphia
Other Public Company Boards • REGENXBIO Inc. (2021 – Present)

Private Company Boards & Nonprofits
 •
Odylia (2022 – 2024)
 •
Gyroscope (2022 – 2023)
 •
Sparing Vision (2023 – Present)
 •
Frontera (2022 – Present)
 •
AAVantgarde Bio (2022 – Present)
 •
Genascence (2024 – Present) (data safety board)
 •
Retinal Degeneration Fund (2022 – Present)
 •
Akouos Inc./Lilly (2018 – Present)
 •
Avalanche Biotechnologies (2016)

Education
 •
Ph.D. in Zoology and Cell Biology from the University of California, Berkeley
 •
M.D. from Harvard University Medical School
 •
B.S. in Biology from Yale University
 •
Fellowship in Radiobiology and Environmental Health at the University of California, San Francisco
 •
Fellowship in Human Genetics at Yale School of Medicine
 •
Fellowship in Development Genetics at the Johns Hopkins University School of Medicine

Qualifications
 •
Over 32 years of experience in gene therapy research, with more than 175 peer-reviewed publications
 •
Dr. Bennett’s pioneering work on gene therapy delivery of RPE65 was foundational to the approval of Luxturna®, a novel gene therapy for the treatment of Leber congenital amaurosis
 •
Co-founded and led several gene therapy companies, including Limelight Bio, Spark Therapeutics (sold to Roche Holding for $4 billion) and GenSight Biologics S.A. (taken public via IPO in 2016)
 •
Dr. Bennett holds 24 patents and has been recognized for her achievements with the Smithsonian Ingenuity Award, the Champalimaud Award, the Sanford Lorraine Cross Award, and the Helen Keller Prize in Vision Research
 •
Member of the American Society of Gene & Cell therapy, the Association for Research in Vision & Ophthalmology, Foundation Fighting Blindness, American Academy of Arts & Sciences, National Academy of Medicine, and National Academy of Science

Opus Genetics, Inc	17	2026 Proxy Statement

Susan K.
Benton
INDEPENDENT
DIRECTOR SINCE: November 2020
AGE: 61
COMMITTEES:
 • Compensation
 •
Nominating and Corporate Governance
SKILLS:
✔
Senior Leadership and Operations
✔
Life Science / Biotech
✔
Finance / Capital Management
✔
M&A / Strategic Transactions
✔
Ophthalmology
✔
Clinical Development
Experience
2024 – Present:	Private consultant to ophthalmic start-up companies
2019 – 2024:	President, Thea Pharma Inc., a leading private ophthalmic pharmaceutical company
2017 – 2019:	Head of Global Product Strategy and New Ophthalmic Products, Shire Inc., a formerly public biopharmaceutical company
2015 – 2017:	Head of Business Development (Ophthalmology), Shire Inc.
2011 – 2013:	Executive Director of Global Business Development, Bausch + Lomb (prior to its relisting on NYSE)
2004 – 2010:	Co-founder and Chief Commercial Officer, Sirion Therapeutics, a private ophthalmic biopharmaceutical company
2001 – 2004:	Vice President of Professional and Consumer Sales, LifeScan, a diabetes franchise owned by J&J (prior to its divestiture in 2018)
1995 – 2001:	Head of Diversified Products and Vice President of Professional Sales, Bausch + Lomb Corporation (during its listing on NYSE; prior to the acquisition by Warburg Pincus)
1987 – 1995:	Biological Products Specialist and Senior Manager, Sanofi Pasteur (Nasdaq: SNY), a public vaccine biotechnology company
Private Company Boards & Nonprofits • Tarsius Pharma Ltd. (2019 – Present) • Ripple Therapeutics Corporation (2022 – 2024)
Education • M.B.A. from the University of South Florida • B.S. in Biology from Muhlenberg College

Qualifications
 •
40 years of experience in the life sciences industry, with 30 years focused on ophthalmology
 •
Extensive experience driving strategic growth initiatives and ophthalmological pipeline expansion (including leading commercialization of a number of pipeline assets) in senior leadership positions at several major biotechnology companies
 •
Expertise in capital raising and business development, having raised $120 million of capital at Sirion Therapeutics and commercialized over 20 products at Bausch + Lomb, Sirion, Shire, Johnson & Johnson, and Thea
 •
Has structured and executed numerous complex transactions including co-promotes, asset acquisitions, and take-privates

Opus Genetics, Inc	18	2026 Proxy Statement

Cam
Gallagher
INDEPENDENT CHAIR OF THE BOARD
DIRECTOR SINCE: November 2020 (director from 2019 – 2020 of Rexahn Pharmaceuticals, Inc., prior to its merger with a predecessor of the Company)
AGE: 56
COMMITTEES:
 • Compensation (Chair)
 •
Nominating and Corporate Governance
SKILLS:
✔
Other Public Company Board
✔
Senior Leadership and Operations
✔
Life Science / Biotech
✔
Finance / Capital Management
✔
M&A / Strategic Transactions
✔
Clinical Development
Experience
2024 – Present:	Chief Executive Officer and President, Alessa Therapeutics, Inc. a private drug development company
2014 – 2024:	Co-founder and President, Zentalis Pharmaceuticals Inc. (Nasdaq: ZNTL), a public oncology biotechnology company
2019 – 2022:	Chief Business Officer, Immusoft Corporation, a private cell therapy company
2019 – 2020:	Chief Business Officer, jCyte Inc., a private retinal therapeutics company
2014 – 2016:	Chief Business Officer, RetroSense Therapeutics, Inc., a private gene therapy company
2007 – Present:	Founder and Managing Director, Nerveda LLC, a life sciences seed investment fund
2004 – 2007:	Senior Director; promoted to Vice President-Marketing, Verus Pharma B.V., a private rare disease pharmaceutical company
2001 – 2004:	Associate Director; promoted to Marketing Director, CV Therapeutics, Inc., a formerly public cardiovascular biopharmaceutical company
1992 – 2001:	Sales Management & Marketing Executive, Dura Pharmaceuticals, Inc., a formerly public pharmaceutical company specializing in respiratory products
Other Public Company Boards • Zentalis Pharmaceuticals Inc. (2014 – 2024) • Sorrento Therapeutics, Inc. (2012 – 2014)

Private Company Boards & Nonprofits
 •
Crosslink Therapeutics (2025 – Present)
 •
Alessa Therapeutics, Inc. (2024 – Present)
 •
Immusoft Corporation (2022 – 2025)
 •
Healios K.K. (2022 – 2023)
 •
Ray Therapeutics, Inc. (2021 – 2023)
 •
SelectION, Inc. (2018 – Present)
 •
Velos Bio Inc. (2017 – 2020)
 •
RetroSense Therapeutics, Inc. (2014 – 2016)

Education • M.B.A. from the University of San Diego • B.S. in Business Administration from Ohio University

Qualifications & Experience
 •
More than 30 years of experience in the life sciences and biotech industries, with expertise in corporate development, finance, marketing, and business development
 •
Institutional investor in early-stage life sciences companies and engaged advisor to portfolio companies scaling operations and navigating transformative transactions
 •
Extensive experience serving on the boards of various U.S. private and public companies, including in key committee leadership positions

Opus Genetics, Inc	19	2026 Proxy Statement

Dr. Adrienne
Graves
INDEPENDENT
DIRECTOR SINCE: October 2024
AGE:72
OTHER PUBLIC BOARDS:
 • Ocular Therapeutix, Inc.
 • Harrow, Inc.
COMMITTEES:
 •
Nominating and Corporate Governance
SKILLS:
✔
Other Public Company Board
✔
Senior Leadership and Operations
✔
Life Science / Biotech
✔
Finance / Capital Management
✔
M&A / Strategic Transactions
✔
Ophthalmology
✔
Clinical Development
Experience
2010 – Present:	Co-founder, Glaucoma 360, an annual program for the Glaucoma Research Foundation, a private ophthalmic nonprofit organization
2002 – 2010:	President and Chief Executive Officer, Santen Pharmaceutical Co., Ltd. (TSE: 4536), a public ophthalmic pharmaceutical company
1995 – 2002:	Senior Vice President of Worldwide Clinical Development, Santen Pharmaceutical Co., Ltd.
1986 – 1995:	Director of International Ophthalmology, Alcon Laboratories, Inc. (prior to its listing on NYSE), an ophthalmic medical company

Other Public Company Boards
 •
Harrow, Inc. (2024 – Present)
 •
Ocular Therapeutix, Inc. (2023 – Present)
 •
Greenbrook TMS Inc. (2018 – 2023)
 •
IVERIC bio, Inc. (2018 – 2023)
 •
Oxurion NV (2018 – 2023)
 •
Nicox S.A. (2014 – 2024)
 •
Akorn, Inc. (2012 – 2018)
 •
TearLab Corporation (2005 – 2018)

Private Company Boards & Nonprofits
 •
CellViva (2024 – Present)
 •
Osanni Bio (2024 – Present)
 •
JelliSee Ophthalmics, Inc. (2023 – Present)
 •
NVasc, Inc. (2023 – Present)
 •
Implandata Ophthalmic Products GmbH (2023 – Present)
 •
Foundation Fighting Blindness (2021 – Present)
 •
Qlaris Bio, Inc. (2019 – Present)
 •
TherOptix, Inc. (2019 – 2023)
 •
Surface Ophthalmics, Inc. (2017 – Present)
 •
Envisia Therapeutics Inc. (2014 – 2017)
 •
Aerpio Pharmaceuticals, Inc. (2012 – 2017)
 •
Encore Vision, Inc. (2011 – 2017)
 •
American Society of Cataract and Refractive Surgeons (2009 – Present)
 •
Glaucoma Research Foundation (2007 – Present)
 •
American Academy of Ophthalmology Foundation (2007 – Present, now serving as an Emeritus member)

Education
 •
Ph.D. in Psychobiology/Neuroscience from the University of Michigan
 •
B.A. with Honors in Psychology from Brown University
 •
Postdoctoral Fellowship in Visual Neuroscience at the University of Paris

Qualifications & Experience
 •
Dr. Graves is a globally recognized leader in ophthalmology, with extensive experience in biotechnology, pharmaceuticals, and medical devices
 •
Established track record of leading and advising ophthalmic companies through major transactions, including the sale of Iveric Bio to Astellas Pharma for $5.9 billion in 2023
 •
As Chair of the RD Fund, Dr. Graves leads venture investments in cutting-edge retinal degeneration therapies for Foundation Fighting Blindness
 •
Received the Catalyst Award in 2013 from the Glaucoma Research Foundation, the Visionary Award in 2017 from Ophthalmic World Leaders and the Visionary Award in 2021 from Foundation Fighting Blindness; has been featured on the Ophthalmologist Power List (2021 & 2023)

Opus Genetics, Inc	20	2026 Proxy Statement

Dr. George
Magrath
CHIEF EXECUTIVE OFFICER
DIRECTOR SINCE: November 2023
AGE: 42
SKILLS:
✔
Senior Leadership and Operations
✔
Life Science / Biotech
✔
Intellectual Property
✔
Academic / Research
✔
Finance / Capital Management
✔
M&A / Strategic Transactions
✔
Ophthalmology
✔
Clinical Development
✔
Technology / Cybersecurity
Experience
2023 – Present:	Chief Executive Officer, Opus Genetics, Inc.
2020 – 2023:	Chief Medical Officer and Chief Executive Officer, Lexitas Pharmaceutical Services, Inc., a private ophthalmic clinical research company
2017 – 2020:	Medical Director, Hovione Pharmaceuticals, LLC, a private pharmaceutical manufacturing company
2016 – 2017:	Equity Analyst, Edison Investment Research Limited, a private investment research and investor relations firm
2014 – 2016:	Fellowship in Ocular Oncology at Wills Eye Hospital in Philadelphia, Pennsylvania
2011 – 2014:	Residency in Ophthalmology at the Medical University of South Carolina
2010 – 2011:	Internship in General Surgery at the Medical University of South Carolina

Private Company Boards & Nonprofits
 •
Implicit Bioscience, Inc. (2022 – 2023)
 •
Foundation Fighting Blindness, Translational Research Acceleration Program (2022 – 2023)
 •
Line 6 Biotechnology, Inc. (2022 – 2023)
 •
Lexitas Pharmaceutical Services, Inc. (2021 – 2023)
 •
NanoRetinal, Inc. (2024 – Present)
 •
Voxeleron, Inc. (2024 – Present)

Education • M.B.A. from The Citadel • M.D. from Medical University of South Carolina • M.S. from Johns Hopkins University • B.S. from Clemson University

Qualifications & Experience
 •
Dr. Magrath is an experienced life sciences executive with a strong background in ophthalmology, clinical research, and pharmaceuticals
 •
Board certified Ophthalmologist and member of the American Ophthalmological Society
 •
Proven track record of leading and scaling biotech clinical research companies, including as CEO of Lexitas, where he grew the company from 35 to over 200 employees and oversaw its acquisition by QHP Capital
 •
As an equity analyst, developed a keen understanding of the investor mindset and a deep appreciation of how companies in the biotech sector drive shareholder value
 •
Holds two patents and has authored over 25 peer-reviewed articles in biotechnology and ophthalmology
 •
Fellow of the National Association of Corporate Directors since 2022
 •
Certified in Cyber-Risk Oversight by the National Association of Corporate Directors in 2024

Opus Genetics, Inc	21	2026 Proxy Statement

Dr. James S.
Manuso
INDEPENDENT
DIRECTOR SINCE: November 2020
AGE: 77
OTHER PUBLIC BOARDS:
 •
TuHura Biosciences, Inc.
(Chairman)
COMMITTEES:
 • Audit
 •
Nominating and Corporate Governance (Chair)
SKILLS:
✔
Other Public Company Board
✔
Senior Leadership and Operations
✔
Life Science / Biotech
✔
Academic / Research
✔
Finance / Capital Management
✔
M&A / Strategic Transactions
✔
Clinical Development
Experience
2018 – Present:	Founder and Managing Member, Laurelside LLC, a family office
2015 – Present:	Chief Executive Officer and Chairman, Talfinium Investments, Inc., a private investment entity and financial consultancy
2015 – 2018:	President, Chief Executive Officer and Vice Chairman, RespireRX Pharmaceuticals Inc. (OTC: RSPI), a public respiratory and neurological pharmaceutical company
2013 – 2013:	Vice Chair and Head of M&A, H.C. Wainwright & Co., LLC, an investment banking company
2013 – 2013:	Senior Mergers & Acquisitions Advisor, Otsuka Pharmaceutical Co., Ltd., a public pharmaceuticals and healthcare company
2011 – 2013:	Chief Executive Officer and Chairman, Astex Pharmaceuticals, Inc., a formerly public hematology-oncology pharmaceuticals company
2003 – 2011:	Chairman, President & CEO, SuperGen, Inc., a public hematology-oncology pharmaceuticals developer with profitable commercial operations

Other Public Company Boards
 •
TuHura Biosciences, Inc. (2019 – Present)
 •
RespireRx Pharmaceuticals Inc. (2015 – 2018)
 •
Novelos Therapeutics, Inc. (2008 – 2011)
 •
Merrion Pharmaceuticals plc (2006 – 2008)
 •
Astex Pharmaceuticals, Inc. (2002 – 2013)
 •
Inflazyme Pharmaceuticals, Inc. (2002 – 2005)

Private Company Boards & Nonprofits
 •
Biotechnology Innovation Organization (2011 – 2013)
 •
Montigen Pharmaceuticals, Inc. (2011 – 2012)
 •
Greater San Francisco Bay Area Leukemia & Lymphoma Society (2005 – 2007)
 •
EuroGen, Ltd. (2003 – 2008)
 •
Quark Pharmaceuticals, Inc. (2003 – 2007)
 •
Symbiontics, Inc. (2003 – 2006)
 •
Supratek Pharma, Inc. (2003 – 2004)
 •
Galenica Pharmaceuticals, Inc. (2001 – 2003)

Education
 •
Ph.D. in Experimental Psychology and Genetics from The Graduate Faculty of New School University
 •
Executive M.B.A. from Columbia Business School
 •
B.A. with Honors in Economics and Chemistry from New York University

Qualifications & Experience
 •
Over 25 years of experience in the biopharmaceutical industry in finance, business development, mergers & acquisitions, and executive management
 •
Proven track record of leading and scaling companies, including as CEO of Astex Pharmaceuticals, where he oversaw multiple domestic and international acquisitions before leading its sale to Otsuka Pharmaceutical for $866 million
 •
Has served on the boards of multiple private and public pharmaceutical companies around the world
 •
Accomplished author and innovator, holding a pharmaceutical patent through his work at Symbiontics and publishing over 30 articles, chapters and books on biotechnology and pharmaceutical sciences

Opus Genetics, Inc	22	2026 Proxy Statement

Richard
Rodgers
INDEPENDENT
DIRECTOR SINCE: November 2020 (director from 2014 – 2020 of Rexahn Pharmaceuticals, Inc., prior to its merger with a predecessor of the Company)
AGE: 59
OTHER PUBLIC BOARDS:
 • Ardelyx, Inc.
 • Novavax, Inc.
COMMITTEES:
 • Audit (Chair)
SKILLS:
✔
Other Public Company Board
✔
Senior Leadership and Operations
✔
Life Science / Biotech
✔
Finance / Capital Management
✔
Accounting
✔
M&A / Strategic Transactions
✔
Clinical Development
Experience
2023 – 2023:	Interim Chief Executive Officer and President, Ocuphire Pharma, Inc.
2010 – 2013:	Co-founder and Chief Financial Officer, TESARO, Inc., a private oncology-focused biopharmaceutical company
2009 – 2010:	Chief Financial Officer, Abraxis BioScience, Inc., a private biopharmaceutical company
2004 – 2009:	Chief Accounting Officer and Controller, MGI PHARMA, Inc., a private biopharmaceutical company
2003:	Corporate Controller, MedSource Technologies, Inc., a private medical device manufacturer
1997 – 2003:	Various Senior Leadership Positions at ADC Telecommunications Inc., a communications equipment company
1989 – 2003:	Various Leadership Positions including Arthur Andersen & Co., a private accounting firm
Other Public Company Boards • Novavax, Inc. (2022 – Present) • Ardelyx, Inc. (2014 – Present) • Sagimet Biosciences, Inc. (2015 – 2024)
Education • M.B.A. in Finance from the University of Minnesota, Carlson School of Business • B.S. in Financial Accounting from St. Cloud State University

Qualifications
 •
Mr. Rodgers is an accomplished biopharmaceutical executive with a strong background in financial leadership, corporate governance, and strategic transitions
 •
Mr. Rodgers is an experienced public company director and currently serves on the boards of Ardelyx and Novavax, including as Chair of the Audit Committee at both companies, and member of the Compensation and Nominating & Corporate Governance Committees at Novavax
 •
He has a proven track record in financial and operational leadership, previously serving as Interim CEO of Opus and as CFO of TESARO and Abraxis BioScience
 •
Deep expertise in M&A transactions, overseeing the acquisition of MGI PHARMA by Eisai for $3.9 billion

Opus Genetics, Inc	23	2026 Proxy Statement

Dr. Benjamin R.
Yerxa
PRESIDENT
DIRECTOR SINCE: October 2024
AGE: 60
SKILLS:
✔
Other Public Company Board
✔
Senior Leadership and Operations
✔
Life Science / Biotech
✔
Intellectual Property
✔
Academic / Research
✔
M&A / Strategic Transactions
✔
Ophthalmology
✔
Clinical Development
Experience
2024 – Present:	President, Opus Genetics, Inc.
2022 – 2024:	Chief Executive Officer, former Opus Genetics Inc.
2018 – 2022:	Chief Executive Officer, Retinal Degeneration Fund, a venture philanthropy investment fund
2017 – 2022:	Chief Executive Officer, Foundation Fighting Blindness, a healthcare nonprofit
2013 – 2017:	Co-founder and Chief Scientific Officer, Envisia Therapeutics, Inc., a private ocular therapeutic products company
2012 – 2015:	Chief Scientific Officer, Liquidia Technologies, Inc. (Nasdaq: LQDA), a public biopharmaceutical company
2011 – 2012:	Vice President of Research & Development, Clearside Biomedical, Inc. (Nasdaq: CLSD), a public biopharmaceutical company
2010 – 2011:	Vice President of Product Development, Parion Sciences, Inc., a private biopharmaceutical company
2008 – 2010:	Chief of Research & Development, Inspire Pharmaceuticals, Inc., a formerly public biopharmaceutical company
Other Public Company Boards • Clearside Biomedical, Inc. (2022 – Present)

Private Company Boards & Nonprofits
 •
Trefoil Therapeutics (2026 – Present)
 •
National Association of Corporate Directors Research Triangle Chapter (2025 – Present)
 •
Nacuity Pharmaceuticals, Inc. (2019 – Present)
 •
SparingVision SAS (2017 – 2022)
 •
Sharefish, Inc. (2009 – Present)
 •
North Carolina Biotechnology Center (2008 – Present)

Education • Ph.D. in Organic Chemistry from University of California, Irvine • B.A. in Chemistry from University of California, San Diego

Qualifications
 •
Dr. Yerxa has more than 30 years of experience in biotechnology, drug development and translating promising research discoveries into clinical milestones and treatments in the pulmonary, oral health, cardiovascular, HIV, and ophthalmology fields
 •
Dr. Yerxa is an expert in venture philanthropy and biotech investment, having established and led the Retinal Degeneration Fund while serving as CEO of the Foundation Fighting Blindness
 •
Holds 60 U.S. patents and is the inventor of DIQUAS™, an innovative dry eye treatment approved in Japan

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

Opus Genetics, Inc	24	2026 Proxy Statement

Corporate Governance
Board Leadership Structure; Separation of CEO and Chair Roles
The Board separates the positions of Chief Executive Officer and Chair of the Board. Mr. Gallagher serves as the independent Chair of the Board. In his role as Chair, Mr. Gallagher is responsible for: (i) presiding over Board meetings and meetings of stockholders; (ii) establishing agendas for each Board meeting in consultation with the chairs of applicable committees of the Board; (iii) calling Board meetings; (iv) approving meeting schedules for the Board; (v) approving any information sent to the Board; and (vi) performing other duties and responsibilities as requested by the Board. Additionally, because Mr. Gallagher is an independent director, he is responsible for leading executive sessions of the Board. Mr. Gallagher is available for consultation and direct communication with stockholders (as directed by the Board).
The Board believes that separation of the positions of Chair of the Board and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance, and enhances the effectiveness of the Board as a whole, and has concluded that our current Board leadership structure is appropriate at this time. While our Board has the flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer and to appoint a lead director in accordance with a determination that utilizing one or the other structure would be in the best interests of the Company, the Board remains committed to the principles of independent oversight and believes it is in the best interests of the Company and its stockholders to maintain separation of the positions of Chief Executive Officer and Chair of the Board. The Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. If the Board determines at any point to unify the roles of Chief Executive Officer and Chair of the Board, it will notify its stockholders promptly.
Director Independence
The Board has determined that a majority of directors currently qualify as “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. Our current independent directors are Mr. Ainsworth, Ms. Benton, Mr. Gallagher, Dr. Graves, Dr. Manuso, and Mr. Rodgers. In making such independence determinations, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining each non-employee director’s independence, including the participation by the Company’s non-employee directors, or their affiliates, in certain financing transactions and the beneficial ownership of Common Stock by each non-employee director.
Size of the Board
The Board currently consists of nine directors. If a vacancy on the Board occurs or the Board increases in size, the Board and its Nominating and Corporate Governance Committee will actively seek individuals that satisfy its criteria for membership on the Board, and may rely on multiple sources for identifying and evaluating potential nominees, including referrals from our current directors and management and independent search firms.

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Board Structure and Committees
The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of these committees operates under a written charter approved by the Board that satisfies applicable SEC and Nasdaq standards. From time to time, the Board may establish other committees to facilitate the management of our business. Each committee’s charter is available under the “Governance — Governance Documents” section of our investor relations website at ir.opusgtx.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website.
The Board meets regularly throughout the year. During fiscal year 2025, the Board held six meetings. Each incumbent director attended at least 75% of the aggregate number of all meetings of the Board and meetings of the committees on which each served during the period of his or her service in 2025. The independent members of the Board also meet separately in executive sessions to discuss such matters as the independent directors consider appropriate. We encourage our directors to attend the Company’s annual meetings of stockholders.
The following table details certain basic information of our directors and the composition of our standing Board committees, including the number of meetings held by each of the Board’s committees during the year ended December 31, 2025:
Directors and Board Committee Memberships

Director Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Non-Executive Directors
Cam Gallagher, Chair of the Board		Chair	Member
Sean Ainsworth	Member	Member
Dr. Jean Bennett
Susan K. Benton		Member	Member
Dr. Adrienne Graves			Member
Dr. James S. Manuso	Member		Chair
Richard Rodgers	Chair
Executive Directors
Dr. George Magrath, Chief Executive Officer
Dr. Benjamin R. Yerxa, President
Meetings Held During 2025	4	7	3

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Audit Committee Matters
The Audit Committee reviews with management and the Company’s independent public accounting firm the Company’s financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the independent public accounting firm upon the financial condition of the Company and its accounting controls and procedures and such other matters as the Audit Committee deems appropriate. More specifically, the responsibilities of the Audit Committee include the following:
•	appointing or replacing and overseeing the Company’s independent public accounting firm and approving all audit engagement fees and terms;
•
preapproving all audit (including audit-related) services, internal control-related services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by its independent public accounting firm;

•	reviewing and discussing with management and its independent public accounting firm significant issues regarding accounting and auditing principles and practices and financial statement presentations;
•
reviewing and approving procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding accounting or auditing matters; and

•	reviewing and overseeing compliance with legal and regulatory requirements.
The Audit Committee currently consists of three directors: Mr. Rodgers (as Chair), Mr. Ainsworth, and Dr. Manuso. The Board has determined that each of Mr. Rodgers, Mr. Ainsworth, and Dr. Manuso is “independent” under Nasdaq independence standards. Additionally, the Board has determined that each of Mr. Rodgers, Mr. Ainsworth, and Dr. Manuso qualifies as an “audit committee financial expert” as that term is defined in rules promulgated by the SEC. The designation of an “audit committee financial expert” does not impose upon such persons any duties, obligations, or liabilities that are greater than those generally imposed on each of them as a member of the Audit Committee and the Board, and such designation does not affect the duties, obligations. or liabilities of any other member of the Audit Committee or the Board.
Compensation Committee
The Compensation Committee oversees policies relating to compensation and benefits of our officers and employees. More specifically, the responsibilities of the Compensation Committee include the following:
•	reviewing and recommending the compensation and other terms of employment of the Company’s Chief Executive Officer and of other executive officers and senior management positions;
•	reviewing and making recommendations with respect to the compensation and benefits for the Company’s non-employee directors, including through equity-based plans;
•	evaluating the performance of the Company’s Chief Executive Officer and other senior executives and assisting the Board in developing and evaluating potential candidates for executive positions; and
•	administering the incentive compensation, deferred compensation and equity-based plans pursuant to the terms of the respective plans.
The Compensation Committee currently consists of three directors: Mr. Gallagher (as Chair), Mr. Ainsworth, and Ms. Benton. To qualify as independent to serve on the Company’s Compensation Committee, the listing standards of Nasdaq require a director not to accept any consulting, advisory, or other compensatory fee from the Company, other than for service on the Board, and that the

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Board consider whether a director is affiliated with the Company and, if so, whether such affiliation would impair the director’s judgment as a member of the Company’s Compensation Committee. The Board has concluded that each of Mr. Gallagher, Mr. Ainsworth, Ms. Benton, and Mr. Rodgers qualifies as “independent” under applicable rules and regulations of Nasdaq and the SEC.
The Compensation Committee may form and delegate authority to subcommittees as appropriate, including, but not limited to, a subcommittee composed of one or more members of the Board or officers of the Company to grant stock awards under the Company’s equity incentive plans.
To fulfill its responsibilities, the Compensation Committee has the authority to retain and obtain advice from advisors. For 2025, the Compensation Committee retained Anderson Pay Advisors, LLC (“Anderson”) to serve as an independent compensation advisor. The Compensation Committee worked with Anderson and the Company’s executive management team to make final decisions regarding the design of the programs used to compensate the Company’s executive officers and directors in a manner which is consistent with the Company’s compensation objectives. Prior to engaging Anderson, the Compensation Committee considered and assessed Anderson’s independence. To ensure Anderson’s continued independence and to avoid any actual or apparent conflict of interest, the Compensation Committee regularly, but not less than annually, considers Anderson’s independence and does not permit Anderson to be engaged to perform any services to us beyond those services provided to the Compensation Committee. The Compensation Committee has sole authority to select, retain, or terminate its executive compensation consultants and to approve their fees and other retention terms.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee reviews, evaluates, and seeks out candidates qualified to become Board members. More specifically, the responsibilities of the Nominating and Corporate Governance Committee include the following:
•	reviewing, evaluating, and seeking out candidates qualified to become members of the Board;
•	reviewing committee structure and recommending directors for appointment to committees;
•	developing, reevaluating (not less frequently than every three years), and recommending the selection criteria for Board and committee membership;
•	establishing procedures to oversee evaluation of the Board, its committees, individual directors, and management; and
•	developing and recommending guidelines on corporate governance.
When evaluating potential nominees to serve on the Board, the Nominating and Corporate Governance Committee seeks individuals based on review and consideration of experience, including scientific, business, financial, and academic backgrounds, and examines a candidate’s skills, expertise, age, personal and professional integrity, character, business judgment, time availability, dedication, independence, potential conflicts of interest, and such other relevant factors that the committee considers appropriate in the context of the needs of the Board. Director candidates may be submitted by directors, officers, employees, stockholders, and others for recommendation to the Board. In fulfilling this responsibility, the Nominating and Corporate Governance Committee also consults with the Board and the Chief Executive Officer concerning director candidates. Candidates recommended by stockholders will be considered using the same criteria as the Board and the Nominating and Corporate Governance Committee use in evaluating candidates submitted by other sources. Any such suggestions should be submitted to the Corporate Secretary at our principal executive office. If the Company receives such a suggestion, the Company may request additional information from the candidate to assist in its evaluation.
The Nominating and Corporate Governance Committee currently consists of four directors: Dr. Manuso (as Chair), Ms. Benton, Mr. Gallagher, and Dr. Graves, each of whom qualifies as “independent” under applicable rules and regulations of Nasdaq and the SEC.

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Role of the Board in Risk Oversight
The Board administers its role in the oversight of risk directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas. Risk assessment and oversight are an integral part of our governance and management processes. Throughout the year, senior management reviews significant risks with the Board at regular board meetings as part of management presentations and presents the steps taken by management to mitigate or eliminate such risks.
As part of the Board’s risk oversight function, the Board:
•	reviews and approves the Company’s annual business plan;
•	reviews business developments, business plan implementation updates and financial results; and
•
reviews a summary of significant risks and opportunities at regular meetings of the Board with management, including cybersecurity risk, human capital management risk, risks relating to the development and use of new technologies, and risks relating to environmental and social issues.

The Audit Committee oversees our major financial risk exposures and the steps our management team has taken to monitor and control these exposures. Our Audit Committee also monitors compliance with legal and regulatory requirements, oversees risk management associated with the Company’s information technology and data security and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices and of the Board, including as related to environmental, social and governance matters. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.
Code of Business Conduct and Ethics
Our Board has adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors, including our Chief Executive Officer and other executive officers. The code of business conduct and ethics is available on our investor relations website, ir.opusgtx.com, under “Governance — Governance Documents.” We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of these provisions in public filings.
Insider Trading Policy
The Company has adopted an insider trading and compliance policy governing the purchase, sale, and other dispositions of its securities by its directors, officers, and employees and has implemented processes for the Company that it believes are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. A copy of this insider trading policy has been filed as Exhibit 19 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 12, 2026.
Prohibition on Hedging
The Company’s insider trading and compliance policy prohibits all directors, officers, employees, and certain contractors from engaging in hedging transactions including short sales; transactions in put or call options, hedging or monetization transactions; or other inherently speculative transactions with respect to the securities of the Company at any time.

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Corporate Governance Guidelines
We have adopted corporate governance guidelines to assist the Board in carrying out its oversight responsibilities and to serve the best interests of the Company and our stockholders. Our corporate governance guidelines are intended to serve as a flexible framework for the conduct of the Board’s operations and are available on our investor relations website, ir.opusgtx.com, under “Governance — Governance Documents.”
Communications with Directors
Stockholders and interested parties who wish to communicate with our Board, non-management members of our Board as a group, or a specific member of our Board (including the Chair of our Board) may do so either via email at ir@opusgtx.com or by written communication addressed to the attention of our Corporate Secretary by mail to Opus Genetics, Inc., 8 Davis Drive, Suite 220, Durham, NC 27713.
All communications will be reviewed and provided to the members of the Board unless such communications are unsolicited items, sales materials or other routine items or items unrelated to the duties and responsibilities of the Board or are otherwise determined to be frivolous, irrelevant, threatening, illegal or similarly unsuitable.

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Certain Relationships and
Related-Party Transactions
Except as disclosed below, there have been no transactions since January 1, 2025 to which the Company has been a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers, or holders of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described elsewhere in this Proxy Statement.
Policies and Procedures for Related-Party Transactions
To assist the Company in complying with its disclosure obligations and to enhance the Company’s disclosure controls, the Board has a formal written policy regarding related-party transactions. A “related party” is a director, officer, nominee for director or a more than 5% stockholder (of any class of the Company’s voting stock) since the beginning of the Company’s last completed fiscal year, and their immediate family members. A related-party transaction is any transaction or any series of transactions in which the Company was or is to be a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest. The Audit Committee or the independent directors of the Board review such proposed business transactions to ensure that the Company’s involvement in such transactions is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and is in the best interests of the Company and its stockholders. The following are certain transactions, arrangements, and relationships with our directors, executive officers, and stockholders owning 5% or more of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2025, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Non-Employee Director Compensation” and “Executive Compensation.”
Consulting Agreement with Dr. Pepose
On April 11, 2024, the Company entered into a consulting agreement (the “Pepose Consulting Agreement”) with Dr. Pepose, a former director of the Company. Pursuant to the Pepose Consulting Agreement, Dr. Pepose was paid a monthly consulting fee and received an award of 32,000 RSUs, as well as stock options to purchase 48,000 shares of our Common Stock. The RSUs vested in 12 equal monthly installments that began on May 11, 2024 and concluded on April 11, 2025. On November 21, 2024, the Pepose Consulting Agreement was amended to continue through April 11, 2026. In connection with the Pepose Consulting Agreement, the Company incurred related consulting expenses of $0.5 million in fiscal year 2025.
Subscription Agreements with Dr. George Magrath and Cam Gallagher
On March 21, 2025, the Company entered into a subscription agreement (the “Subscription Agreement”) with each of Dr. George Magrath and Cam Gallagher. Pursuant to the Subscription Agreement, the Company agreed to issue and sell, in a private offering, a total of 392,157 shares of Common Stock to Dr. Magrath and 784,314 shares of Common Stock to Mr. Gallagher, as well as 392,157 warrants to purchase shares of Common Stock to Dr. Magrath and 784,314 warrants to purchase shares of Common Stock to Mr. Gallagher (“March 2025 Private Placement Warrants”). Each March 2025 Private Placement Warrant has an initial exercise

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price of $1.15, expires on the five-year anniversary of the original issuance date and may be called by the Company 30 days following the release of the Company’s OPGx-BEST1 DUO-1001 Cohort 1 data upon achievement of a volume weighted average price of our Common Stock for 30 consecutive trading days of over $1.725 per share and the trading average daily volume for such 30 day period exceeds $150,000 per trading day.
August 2025 Subscription Agreements with Cam Gallagher and Sean Ainsworth
On August 25, 2025, the Company entered into subscription agreements pursuant to which the Company agreed to issue and sell in a private placement (the “August 2025 Private Placement”) to certain investors 3,138,338 shares of its Common Stock for gross proceeds of approximately $3.5 million.
The August 2025 Private Placement was led by Cam Gallagher, Chair of the Company’s Board, with an investment of $1.0 million, along with participation by Sean Ainsworth, the lead independent director of the Board, in the amount of $0.1 million, and other investors for the balance of the Private Placement.
Agreements with the Foundation Fighting Blindness
Letter Agreement
On August 25, 2022, the Company entered into a binding letter of agreement (“2022 Binding Letter Agreement”) with the Foundation Fighting Blindness, a significant stockholder of the Company (“FFB”), and the Jaeb Center for Health Research (the “JCHR”) to collaborate on natural history studies involving individuals with retinal dystrophies associated with mutations in multiple genes of interest. Under the terms of the 2022 Binding Letter Agreement, FFB and the JCHR had the sole responsibility and authority to design and conduct the study, with input from the Company. Subject to certain conditions, the 2022 Binding Letter Agreement required that the Company provide FFB with a total of $2.0 million of funding to support the study, such amount being payable in an initial installment of $0.4 million at the time of submission of the final study protocol to the Institutional Review Board of the JCHR and, subject to certain conditions, in four annual installments of $0.4 million on the anniversaries of such submission. On May 27, 2025, the Company entered into a binding letter of agreement (“2025 Letter Agreement”) with FFB and the JCHR, which superseded and canceled the 2022 Binding Letter Agreement. As of December 31, 2025 a total of $0.4 million was paid by the Company under the 2022 Binding Letter Agreement and no more payments were due under the 2022 Binding Letter Agreement.
Under the 2025 Letter Agreement, the Company will collaborate with FFB and the JCHR on portions of a study involving individuals with retinal dystrophies associated with mutations in the RDH12 or BEST1 genes (the “Study”). The term of this 2025 Letter Agreement ends on the date that is two months from the Study’s completion. FFB and the JCHR, as its designee, shall have the sole responsibility and authority to design and conduct the Study, with input from the Company. During fiscal year 2025, the Company paid $0.3 million under the 2025 Letter Agreement which was recorded as research and development expense. The Company is required to fund one additional installment in the aggregate of $0.3 million upon receipt of future semi-annual reports.
Funding Agreement
On June 13, 2025, the Company entered into a funding agreement (the “RDF Agreement”) with the Foundation Fighting Blindness Retinal Degeneration Fund (“RDF”), whose sole member is FFB, relating to the Company’s program to develop gene therapies to treat patients impacted by retinitis pigmentosa caused by pathogenic variants in the Mer proto-oncogene tyrosine kinase gene (the “MERTK Program”). The RDF Agreement provides for nondilutive funding by RDF of up to $2.0 million to support the development of the MERTK Program, $1.0 million of which was disbursed to the Company in June 2025 and up to $1.0 million of which may be disbursed to the Company upon achievement of a specified development milestone subject to RDF’s receipt of eligible funds.

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Under the RDF Agreement, the Company is subject to certain diligence obligations to develop and commercialize a product under the MERTK Program. If the Company is unable to achieve certain milestones by certain dates, or otherwise fails to meet its diligence obligations, the Company will be obligated to collaborate with RDF to out-license or otherwise make applicable rights available to a third party.
In addition, the Company will pay a milestone payment equal to the total amounts funded by RDF under the RDF Agreement upon the achievement of a regulatory milestone. The Company will also make tiered royalty payments to RDF in low-to-mid single percentages until RDF has received aggregate royalty payments equal to 300% of the amounts funded by RDF under the RDF Agreement. In the event of a change of control of the Company or a sale or exclusive license of the MERTK Program, RDF will have the option to require the Company to buy out RDF’s interest under the RDF Agreement for an amount equal to 100% of the funds disbursed to the Company under the RDF Agreement.
Non-Employee Director Compensation
Our Board has adopted a non-employee director cash and equity compensation plan. Under the policy for 2025, the Company pays each of its non-employee directors a cash stipend for service on the Board and, if applicable, on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.
Each of the Company’s non-employee directors receives an additional stipend for service as the chair of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee or service as the non-executive Chair of the Board. Directors may elect to receive stock in lieu of their cash fees. The stipends payable to each non-employee director for service in 2025 on the Board are as follows:

	Member Annual Service Stipend ($)(1)	Chair Annual Service Stipend ($)(1)
Board	42,000	42,000
Audit Committee	10,000	20,000
Compensation Committee	7,500	15,000
Nominating and Corporate Governance Committee	5,000	10,000
Lead Independent Director	25,000	—

(1)	Chairs of each committee do not receive a stipend for being a member of the applicable committee.
Upon the election or appointment of any new non-employee director, such new director will be entitled to receive equity awards with a grant date fair value of $180,000 on the date of his or her initial election or appointment, and each non-employee director is automatically granted equity awards with a target value of $120,000 at the close of business on the date of each annual meeting, with the number of shares subject to such awards determined based on the average stock price over the 30 days preceding the grant date. Such equity awards have historically consisted of 40% stock options and 60% restricted stock units; however, beginning in 2026, the equity awards will be delivered in the form of restricted stock units.

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The following table provides compensation information for the fiscal year ended December 31, 2025 for each non-employee member of the Board. Employees who serve on the Board do not receive additional compensation for their service and, accordingly, neither Dr. Magrath nor Dr. Yerxa received compensation for their services on the Board. Please see the “2025 Summary Compensation Table” below for the compensation that Dr. Magrath received for his service as an executive officer of the Company during 2025.
2025 Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Sean Ainsworth	84,500	75,529	50,108	—	210,137
Dr. Jean Bennett	42,000	76,395	50,108	—	168,503
Susan K. Benton	54,500	75,529	50,108	—	180,137
Cam Gallagher	104,000	141,859	50,108	—	295,967
Dr. Adrienne Graves	45,806	75,529	50,108	—	171,443
Dr. James S. Manuso	62,000	76,809	50,108	—	188,917
Richard Rodgers	63,813	75,529	50,108	—	189,450

(1)
The amounts in this column represent the fees earned or paid in cash for services as a director, including annual retainer, committee chairmanship and non-executive chair fees. For 2025, Dr. Manuso received 50,222 shares of Common Stock in lieu of $62,000 of cash fees earned and Dr. Bennett received 34,021 shares of Common Stock in lieu of $42,000 of cash fees earned.

(2)
The amounts reported reflect the aggregate grant date fair value of restricted stock units granted to the Company’s non-employee directors during 2025, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”) based on the Company’s stock price on the date of grant. The amounts reported for Dr. Manuso and Dr. Bennett also include $1,280 and $866, respectively, representing the difference between the grant date fair value of the shares of Common Stock they received in lieu of foregone cash fees and the amount of such cash fees. As of December 31, 2025, our non-employee directors held restricted stock units with respect to the following number of shares of Common Stock: Mr. Ainsworth, 79,504; Dr. Bennett 79,504; Ms. Benton, 79,504; Mr. Gallagher, 112,504; Dr. Graves, 79,504; Dr. Manuso, 79,504; and Mr. Rodgers 79,504.

(3)
The amounts reported in this column represent the aggregate grant date fair values of the stock options granted to the Company’s non-employee directors during 2025, computed in accordance with ASC 718. Assumptions applicable to these valuations can be found in Note 8 of the Notes to Consolidated Financial Statements — Stock-Based Compensation contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. As of December 31, 2025, our non-employee directors held options with respect to the following number of shares: Mr. Ainsworth, 257,900; Dr. Bennett, 252,466; Ms. Benton, 214,412; Mr. Gallagher, 257,900; Dr. Graves, 252,466; Dr. Manuso, 257,900; and Mr. Rodgers, 204,773.

Consulting Agreement with Dr. Jean Bennett
In connection with Dr. Jean Bennett’s appointment as a member of the Board, effective October 22, 2024, she and the Company entered into a consulting agreement (the “Bennett Consulting Agreement”), pursuant to which Dr. Bennett provided consulting services to the Company for a one-year period. Pursuant to the Bennett Consulting Agreement, Dr. Bennett was granted a restricted stock unit award with respect to 100,000 shares of Common Stock, which vested on October 22, 2025. The Bennett Consulting Agreement terminated in accordance with its terms on October 22, 2025.

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Proposal No. 2
Ratification of Independent
Registered Public
Accounting Firm

The Audit Committee has appointed Ernst & Young, LLP (“EY”) as the independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2026.
The financial statements of the Company as of and for the years ended December 31, 2025 and 2024 were audited by EY. We expect that representatives of EY will be present at the Annual Meeting and will be available to respond to appropriate questions.
At the Annual Meeting, the stockholders are being asked to ratify the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board is submitting the selection of EY to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes present in person or by proxy and entitled to vote on the proposal, the Board would reconsider the appointment. Even if our stockholders ratify the selection, our Board, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Board believes that such a change would be in our best interests and the best interests of our stockholders.
VOTE
Our Audit Committee and Board recommend a vote “FOR” the approval of Proposal No. 2.

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Service Fees Paid to the Independent Registered Public Accounting Firm
The following table shows the fees for professional services rendered to us by EY for services in respect of the fiscal years ended December 31, 2025 and 2024, which were approved by the Audit Committee in accordance with its established policies and procedures.

Fee Category	Fiscal Year 2025	Fiscal Year 2024
Audit fees(1)	$601,600	$757,600
Audit-related fees(2)	—	280,000
Tax fees(3)	—	64,400
All other fees	—	—
Total fees	$601,600	$1,102,000

(1)
Audit fees include the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements as well as services for fees in connection with comfort letters, registration statements, and other SEC filings.

(2)
Audit-related fees include assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”.

(3)	Tax fees include fees for tax compliance, advice and planning.
Our Audit Committee is responsible for pre-approving all audit and permitted non-audit and tax services provided by the independent registered public accounting firm.

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Audit Committee Report
The information contained in the following report is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act of 1933, as amended, unless and only to the extent that we specifically incorporate it by reference.
The Audit Committee has reviewed and discussed with our management and EY our audited consolidated financial statements as of and for the fiscal year ended December 31, 2025. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Audit Committee has received and reviewed the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with EY its independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
Audit Committee:
Richard Rodgers (Chair)
Sean Ainsworth
Dr. James S. Manuso

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Executive Officers
The following table provides the name, age and position(s) of each of our executive officers:

Name	Age	Position(s)
Dr. George Magrath	42	Chief Executive Officer
Dr. Benjamin R. Yerxa	60	President
Robert Gagnon	51	Chief Financial Officer
Joseph Schachle	61	Chief Operating Officer
Dr. Ashwath Jayagopal	44	Chief Scientific and Development Officer
Amy Rabourn	46	Head of Financial Quality Assurance

Dr. George Magrath
For Dr. Magrath’s biographical information, see “Proposal No. 1 – Election of Directors.”
Dr. Benjamin R. Yerxa
For Dr. Yerxa’s biographical information, see “Proposal No. 1 – Election of Directors.”
Robert Gagnon
Mr. Gagnon was appointed to the role of Chief Financial Officer in August 2025, effective September 2025. Prior to joining the Company, Mr. Gagnon served as the Chief Financial Officer of Remix Therapeutics, a biotechnology company, from March 2023 to June 30, 2025. Prior to Remix Therapeutics, Mr. Gagnon served as an Operating Partner at Gurnet Point Capital, a healthcare venture capital and private equity fund, from October 2022 to June 2023. Earlier, at Verastem, Inc., a biopharmaceutical company focused on developing oncology treatments, Mr. Gagnon served as Chief Financial Officer from August 2018 to October 2022 and as Chief Business Officer from June 2019 to October 2022. Prior to Verastem, Mr. Gagnon served as the Chief Financial Officer for Harvard Bioscience, Inc., a global developer and manufacturer of life science products, from November 2013 to August 2018. Mr. Gagnon’s prior experience includes serving as Chief Accounting Officer and Controller at Biogen Idec, Inc., as well as a variety of senior positions at Deloitte & Touche, LLP and PricewaterhouseCoopers, LLP. Mr. Gagnon holds an M.B.A. from the MIT Sloan School of Management and a B.A. in accounting from Bentley College. Mr. Gagnon currently serves on the board of directors at Verastem, Harvard Biosciences, Purple Biotech Ltd., and Bone Biologics Corp.
Joseph Schachle
Mr. Schachle was appointed to the role of Chief Operating Officer in November 2023. Prior to joining the Company, Mr. Schachle was Chief Operating Officer of Opus’s legacy company (“Legacy Opus”) from October 2021 through March 2023 (where, following his service as Chief Operating Officer, he served as a consultant to Legacy Opus from April 2023 through December 2023). Prior to serving in these roles, he served with Grifols, S.A., a global healthcare company and leading manufacturer of plasma-derived

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medicines, as its Vice President of Global Commercial Services & Controlling from August 2017 to February 2020 and its Vice President of Customer Experience Enablement from March 2020 to September 2021. Mr. Schachle holds an M.B.A. from Old Dominion University and a Bachelor of Business Administration in Marketing from James Madison University.
Dr. Ashwath Jayagopal
Dr. Jayagopal was appointed to the role of Chief Scientific and Development Officer in February 2024. He served as the Chief Scientific Officer of Legacy Opus from 2021 to February 2024. From 2019 to 2021, he served as Executive Director of Discovery Medicine at Kodiak Sciences Inc., where he supervised early-stage portfolio development, and served as the Head of Molecular Pharmacology and Biomarkers in Ophthalmology at Roche from 2015 to 2019. His accomplishments at Roche included leadership of teams conducting discovery and IND-enabling studies, including the FDA-approved therapeutic for retinal vascular disease, Vabysmo® (trademark of Genentech, Inc.), the first bispecific antibody in ophthalmology. Prior to his career in industry, Dr. Jayagopal served as an Assistant Professor and NIH-funded Principal Investigator at the Vanderbilt Eye Institute, Vanderbilt University Medical Center. Dr. Jayagopal is a Fellow of the Association for Research in Vision and Ophthalmology (ARVO) as well as a Fellow and the President of the Association for Ocular Pharmacology and Therapeutics (AOPT). He serves on the Innovation Advisory Council for Foundation Fighting Blindness and the Editorial Board of Journal of Ocular Pharmacology and Therapeutics. Dr. Jayagopal holds a Ph.D. in Biomedical Engineering from Vanderbilt University and an M.B.A. from the Kelley School of Business at Indiana University. An author on over 40 peer-reviewed publications, Dr. Jayagopal has been awarded the Roche Key Contributor Award, the Dolly Green Special Scholar Award from Research to Prevent Blindness, and a Junior Faculty Award from the American Diabetes Association.
Amy Rabourn
Ms. Rabourn assumed the role of Head of Financial Quality Assurance at the Company in August 2025. She previously served as Senior Vice President of Finance from January 2023 through July 2025 and Vice President of Finance prior to that since November 2020. Ms. Rabourn has over 20 years of finance and accounting experience, including public company experience, with a focus on life sciences. Prior to her roles with the Company, she served as Director of Finance at Gemphire Therapeutics, Inc. from December 2014 until its merger with NeuroBo Pharmaceuticals, Inc. in December 2019. At Gemphire, Ms. Rabourn implemented processes and procedures that supported Gemphire through private fund raising and its initial public offering in August 2016. She oversaw daily financial transactions, performed budgeting and forecasting, and managed the financial reviews and audit, SEC filings and tax preparation. After Gemphire’s merger with NeuroBo, she continued as a consultant to NeuroBo in the same role as it transitioned to public company status. Prior to Gemphire, she held a position as Controller of a software start-up, performed financial consulting in the life sciences space and worked in various finance positions at Pfizer Inc. She is a licensed CPA with public accounting experience and began her career in the audit practice at PricewaterhouseCoopers, LLP. Ms. Rabourn holds a Master of Accounting and B.B.A. Finance and Accounting concentration from the University of Michigan.

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Executive Compensation
The following is a discussion and analysis of compensation arrangements of our named executive officers. Because we qualify as a “smaller reporting company” under the SEC rules, we have elected to prepare this Proxy Statement and other annual and periodic reports as a “smaller reporting company” consistent with the rules of the SEC. Under the scaled disclosure obligations applicable to smaller reporting companies, we are not required to provide, among other things, a Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.
The following individuals were our named executive officers for 2025:
•	Dr. George Magrath, Chief Executive Officer;
•	Joseph Schachle, Chief Operating Officer; and
•	Dr. Ashwath Jayagopal, Chief Scientific and Development Officer.
Overview
Our current executive compensation program is intended to align executive compensation with our business objectives and to enable us to attract, retain and reward executive officers who contribute to our long-term success. Our Compensation Committee administers our executive compensation program. The Compensation Committee’s decisions with respect to the compensation paid or awarded to our executive officers is generally based on the assessment of each individual’s performance compared against the business objectives established for the fiscal year as well as our historical compensation practices. In the case of newly hired executive officers, their compensation is primarily determined based on the negotiations of the parties as well as our historical compensation practices. For 2025, the material elements of our executive compensation program were base salary, annual cash bonuses and equity-based compensation in the form of restricted stock units and stock options. In its compensation review process, the Compensation Committee considers whether the Company’s executive compensation program is aligned with the interests of the Company’s stockholders. At the Company’s 2025 annual meeting of stockholders, our say-on-pay proposal received the support of approximately 86% of the votes cast. The Compensation Committee determined that the Company’s executive compensation philosophies and objectives and compensation elements continued to be appropriate and did not make any changes to the Company’s executive compensation program in response to the 2025 say-on-pay vote.
Compensation Setting Process
To help fulfill its responsibilities, the Compensation Committee has the authority to retain and obtain advice from advisors. For 2025, the Compensation Committee retained Anderson to serve as an independent compensation advisor. The Compensation Committee worked with Anderson and the Company’s executive management team to make final decisions regarding the design of the programs used to compensate the Company’s executive officers and directors in a manner which is consistent with the Company’s compensation objectives.
During 2025, Anderson worked closely with the Compensation Committee on developing a targeted pay mix and developing a peer group to be used to assess the competitiveness of the Company’s executive compensation program. The market analysis

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prepared by Anderson is one factor considered by the Compensation Committee in determining executive compensation. The 2025 peer group consisted of the following companies: 4D Molecular Therapeutics, Inc., Adverum Biotechnologies, Inc., Aldeyra Therapeutics, Inc., Annexon, Inc., Aura Biosciences, Inc., Lineage Cell Therapeutics, Inc., MeiraGTx Holdings plc, Ocugen, Inc., Outlook Therapeutics, Inc., and ProQR Therapeutics N.V.
In making executive compensation decisions, the Compensation Committee factors that may influence the amount of compensation awarded include market competition for a particular position, the strategic importance of the position, requirements of the position, retention considerations, an individual’s performance, possession of a unique skill or knowledge set or proven leadership capabilities and internal pay equity.
2025 Summary Compensation Table
The following table shows the compensation earned or received during the fiscal year ended December 31, 2025 and, to the extent required by SEC disclosure rules, the fiscal years ended December 31, 2024, by each of our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Award ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Dr. George Magrath Chief Executive Officer	2025	598,000	—	307,548	212,045	361,790	14,000	1,493,383
	2024	575,000	—	—	—	300,438	13,800	889,238
Joseph Schachle Chief Operating Officer(6)	2025	416,000	—	48,825	33,663	205,920	14,000	718,408
Dr. Ashwath Jayagopal Chief Scientific and Development Officer	2025	416,000	50,000	48,825	33,663	205,920	10,440	764,848
	2024	354,023	50,000	199,500	477,286	151,345	10,000	1,242,154

(1)	The amounts reported in this column for Dr. Jayagopal represents the $50,000 cash retention bonuses paid to him in 2024 and 2025 pursuant to the terms of his employment agreement.
(2)
The amounts reported reflect the aggregate grant date fair value of restricted stock units granted to the named executive officers during 2025 and 2024, computed in accordance with ASC 718 based on the Company’s stock price on the date of grant.

(3)
The amounts reported reflect the aggregate grant date fair value of the stock options granted to the named executive officers during 2025 and 2024, computed in accordance with ASC 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions applicable to these valuations can be found in Note 8 of the Notes to Consolidated Financial Statements — Stock-Based Compensation contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(4)	This column represents the amounts of non-equity incentive plan compensation earned for the respective years.
(5)	Amounts reflect 401(k) Company matching contributions paid on behalf of the named executive officers.
(6)	Mr. Schachle was not a named executive officer in 2024.

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Narrative to 2025 Summary Compensation Table
The compensation program for the named executive officers has three components: base salary, annual cash bonus and equity-based compensation in the form of restricted stock units and stock option grants, as further described below.
Base Salary
We entered into employment agreements or offer letters with each of our named executive officers that establish annual base salaries, which are reviewed periodically by our Compensation Committee in order to compensate our named executive officers for the satisfactory performance of duties to the Company. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.
Dr. Magrath’s base salary was established at $575,000 at the time he joined the Company in November 2023 and was increased to $598,000 in 2025. Mr. Schachle’s base salary was established at $400,000 at the time he joined the Company in November 2023 and was increased to $416,000 in 2025. Dr. Jayagopal’s base salary was established at $400,000 at the time he joined the Company in February 2024 and was increased to $416,000 in 2025.
Non-Equity Incentive Plan
Pursuant to their employment agreements, all of our named executive officers are entitled to certain bonuses as set forth in their employment agreements. In 2025, the target bonus for Dr. Magrath was 55% of base salary, and the target bonus for each of Dr. Jayagopal and Mr. Schachle was 45% of base salary. The performance targets for determining 2025 bonuses included various corporate objectives related to business development, clinical, manufacturing, and regulatory goals, weighted 40%, 30%, 15% and 15%, respectively.
In January 2026, the Compensation Committee determined that each of Dr. Magrath, Dr. Jayagopal and Mr. Schachle had achieved 110% of their target bonuses, respectively, resulting in bonus payments of $361,790, $205,920 and $205,920 to Dr. Magrath, Dr. Jayagopal and Mr. Schachle, respectively. In determining the bonus payouts, the Compensation Committee considered, in particular, the clinical advancement of the Company’s Inherited Retinal Disease (IRD) pipeline, and the execution of capital formation strategies.
Equity Grants
Our equity-based incentive awards, which are mainly comprised of stock options and restricted stock units, are designed to align our interests with those of our employees and consultants, including our named executive officers. Our Compensation Committee is responsible for granting equity-based incentive awards to our named executive officers. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure.
In 2025, Dr, Magrath, Dr. Jayagopal and Mr. Schachle were granted restricted stock units with respect to 330,697 shares, 52,500 shares and 52,500 shares, respectively, and stock options with respect to 330,697 shares, 52,500 shares and 52,500 shares, respectively. For the stock options, 25% of the shares vest on the first anniversary of the grant date, with the remaining shares vesting quarterly in 12 equal installments thereafter, subject to the executive’s continued service. For the restricted stock units, 25% of the shares vest on each of the first, second, third and fourth anniversaries of the grant date, subject to the executive’s continued service.

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401(k) Plan
We maintain a tax-qualified 401(k) retirement plan, pursuant to which employees may elect to defer up to 90% of their eligible compensation, subject to applicable annual Internal Revenue Code limits. We match 100% of participant contributions up to 3% of eligible compensation and 50% on the next 2% of eligible compensation. Participants are immediately 100% vested in such matching contributions. We may also make discretionary nonelective contributions on behalf of participants in our 401(k) retirement plan, which vest 25% per year over four years. We did not make any such nonelective contributions in 2025.
Employment Agreements
The Company has entered into written agreements with each of its named executive officers as described below. For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our named executive officers, please see “—Potential Payments Upon Termination or Change in Control” below. Each of our named executive officers has also executed the Company’s standard form of confidential information and invention assignment agreement.
Dr. George Magrath
On October 31, 2023, the Company entered into an employment agreement with Dr. Magrath which was subsequently amended and restated on January 17, 2025 to increase the severance benefits, as described below. His employment agreement has an initial term of two years beginning on November 1, 2023 and automatically renews for an additional one-year period at the end of the initial term and each anniversary thereafter, provided that the Board does not provide written notice to Dr. Magrath at least 60 days prior to the expiration of the initial term or any renewal term of its intention not to renew. Dr. Magrath’s employment agreement entitles him to, among other benefits, the following compensation: (i) an annual base salary of $575,000, reviewed annually (set at $598,000 for 2025); (ii) an annual cash bonus in an amount of up to 55% of his annual base salary; (iii) participation in equity-based long-term incentive compensation plans generally available to senior executive officers of the Company; and (iv) participation in welfare benefit plans, practices, policies and programs made available to other senior executive officers of the Company.
Mr. Joseph Schachle
On November 17, 2023, the Company entered into an offer letter with Mr. Schachle. His offer letter entitles him to, among other benefits, the following compensation: (i) an annual base salary of $400,000 with the possibility for adjustments based on performance reviews (set at $416,000 for 2025); (ii) an annual cash bonus in an amount of up to 45% of his annual base salary; and (iii) participation in welfare benefit plans, practices, policies and programs made available to other employees of the Company. Mr. Schachle’s employment agreement does not provide for a term of employment and either party may terminate the agreement at any time and for any reason by notifying the non-terminating party.
Dr. Ashwath Jayagopal
On February 10, 2024, the Company entered into an employment agreement with Dr. Jayagopal. His employment agreement entitles him to, among other benefits, the following compensation: (i) an annual base salary of $400,000 with the possibility for adjustments based on performance reviews (set at $416,000 for 2025); (ii) an annual cash bonus in an amount of up to 45% of his annual base salary; (iii) eligibility for two $50,000 retention bonuses, the first payable within 30 days of Dr. Jayagopal signing the employment agreement and commencing employment with the Company, and the second payable within 30 days of February 10, 2025, subject to Dr. Jayagopal’s continued service though such date; and (iv) participation in welfare benefit plans, practices, policies and programs made available to other senior executive officers of the Company. Dr. Jayagopal’s employment agreement does not provide for a term of employment and either party may terminate the agreement at any time and for any reason by notifying the non-terminating party.

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Potential Payments Upon Termination or Change in Control
Dr. George Magrath
Dr. Magrath’s amended and restated employment agreement, dated January 17, 2025, provides that either party may terminate the agreement at-will, and regardless of the manner in which Dr. Magrath’s service terminates, he is entitled to receive amounts earned during his term of service, including salary and other benefits. In addition, the agreement provides that in the event of Dr. Magrath’s termination for good reason or if the Company exercises its right to terminate Dr. Magrath other than for cause or to not renew the term of the employment agreement, Dr. Magrath will be eligible to receive the following severance benefits: (i) an amount equal to his annual base salary, to be paid in six equal monthly installments; and (ii) up to 12 months of continued health coverage. However, if such termination or resignation occurs within three months prior to or 12 months following a change in control (the “Change in Control Period”), Dr. Magrath will be eligible to receive the following severance benefits: (i) an amount equal to 1.5 times the sum of his annual base salary and the full amount of his target bonus for the then-current fiscal year (increased from 1.0 times prior to the amendment and restatement), reduced by any amounts paid to Dr. Magrath by the Company in exchange for his covenant not to compete against the Company, directly or indirectly, for a one-year period following termination; (ii) the vesting in full of all of his stock options or other equity awards then outstanding and subject to time-based vesting; and (iii) up to 18 months of continued health coverage (increased from 12 months prior to the amendment and restatement). Dr. Magrath’s employment agreement also provides that, in the event of a change in control in which his inducement equity awards are not assumed or substituted by the surviving or acquiring corporation, such awards will fully vest and become exercisable immediately prior to such change in control, subject to Dr. Magrath’s continued employment through such date.
All severance benefits payable to Dr. Magrath under his employment agreement are subject to him signing, not revoking and complying with a release of claims in favor of the Company.
Joseph Schachle
Mr. Schachle’s offer letter provides that in the event of the termination of his employment for good reason or if the Company exercises its right to terminate his employment other than for cause, subject to his execution of a general release of claims in favor of the Company, Mr. Schachle will be eligible to receive the following severance benefits: (i) an amount equal to nine months’ of his annual base salary and (ii) reimbursement of monthly premium payments for COBRA coverage for up to nine months.
Dr. Ashwath Jayagopal
Dr. Jayagopal’s employment agreement provides that either party may terminate the agreement at-will, and regardless of the manner in which his service terminates, he is entitled to receive amounts earned during his term of service, including salary and other benefits. In addition, his agreement provides that in the event of the termination of his employment for good reason or if the Company exercises its right to terminate his employment other than for cause, subject to his execution of a general release of claims in favor of the Company, Dr. Jayagopal will be eligible to receive the following severance benefits: (i) an amount equal to 0.75 times the sum of (x) his annual base salary and (y) an amount equal to a prorated portion of his target bonus for the year in which the termination occurs; and (ii) nine months of continued health coverage. However, if such termination or resignation occurs within the Change in Control Period, Dr. Jayagopal will be eligible to receive the following severance benefits: (i) an amount equal to 1.0 times the sum of his annual base salary and the full amount of his target bonus for the then-current fiscal year; (ii) the vesting in full of all of his stock options or other equity awards then outstanding and subject to time-based vesting; and (iii) 12 months of continued health coverage.

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Change in Control Policy
The Board has adopted a policy that provides if within 12 months following or three months prior to the effective date of a change in control (as defined in the Ocuphire Pharma, Inc. 2020 Equity Incentive Plan (the “2020 Plan”)), a vice president or executive officer effects a termination for good reason, or is terminated other than due to death, disability or for cause, all outstanding options and restricted stock units granted to such vice president or executive officer will become fully vested and exercisable on the date of termination.

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Outstanding Equity Awards at Fiscal Year-End 2025
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2025:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(2)
Dr. George Magrath	November 1, 2023	325,000	275,000(1)	$2.87	October 31, 2033	200,000(3)	402,000
	March 13, 2025	—	330,697(4)	$0.93	March 12, 2035	330,697(3)	664,701
Mr. Joseph Schachle	November 27, 2023	162,500	137,500(1)	$2.79	November 26, 2033	—	—
	March 13, 2025	—	52,500(4)	$0.93	March 12, 2035	52,500(3)	105,525
Dr. Ashwath Jayagopa	February 12, 2024	112,500	112,500(4)	$2.66	February 11, 2034	56,250(3)	113,063
	March 13, 2025	—	52,500(4)	$0.93	March 12, 2035	52,500(3)	105,525

(1)	25% of the shares subject to the option vested or will vest on the first anniversary of the grant date, with the remaining portions vesting on the last day of the month over the following 36 months.
(2)	The market value of shares or units of stock that have not vested reflects a stock price of $2.01, our closing stock price on December 31, 2025, the last trading date of 2025.
(3)	These restricted stock units vest in equal installments on each of the first four anniversaries of the grant date.
(4)	25% of the shares subject to the option vested or will vest on the first anniversary of grant date, with the balance vesting quarterly in 12 equal installments thereafter.

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Pay Versus Performance
We are providing the following information about the relationship between executive compensation actually paid (CAP) and certain financial performance of the Company as required by SEC rules.
Pay Versus Performance Table

Year(1)	Summary Compensation Table Total for Dr. Magrath ($)(1)(2)	Compensation Actually Paid to Dr. Magrath ($)(1)(3)	Summary Compensation Table Total for Ms. Sooch ($)(1)(2)	Compensation Actually Paid to Ms. Sooch ($)(1)(3)	Summary Compensation Table Total for Mr. Rodgers ($)(1)(2)	Compensation Actually Paid to Mr. Rodgers ($)(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(4)	Average Compensation Actually Paid to Non-PEO NEOs ($)(5)	Total Shareholder Return ($)	Net Income (loss) ($) (in millions)
2025	1,493,383	2,474,106	—	—	—	—	741,628	884,708	56.94	(49.49)
2024	889,238	(822,026)	—	—	—	—	1,293,112	845,373	33.71	(57.53)
2023	2,667,353	256,895	2,811,138	765,812	899,076	309,345	894,067	327,337	85.27	(10.0)

(1)
Dr. McGrath served as principal executive officer beginning on November 1, 2023 and through the entirety of 2024 and 2025. Ms. Sooch served as principal executive officer from January 1, 2023 until April 19, 2023. Mr. Rodgers served as principal executive officer from April 19, 2023 to November 1, 2023.

(2)	Reflects the amount reported in the “Total” column of the Summary Compensation Table for the applicable principal executive officer each corresponding year.
(3)
Amounts reported reflect CAP for the applicable principal executive officer, as computed in accordance with Item 402(v) of Regulation S-K, for each corresponding year, which amounts do not reflect the actual amount of compensation earned by or paid to such principal executive officer during the applicable year. The adjustments below were made to each principal executive officer’s total compensation for each year to determine the CAP for such fiscal year in accordance with the requirements of Item 402(v) of Regulation S-K.

Year	Reported Summary Compensation Table Total for Dr. Magrath ($)	Less	Reported Value of Equity Awards ($)(a)	Plus	Equity Award Adjustments ($)(b)	Equals	CAP for Dr. Magrath ($)
2025	1,493,383	-	519,593	+	1,500,316	=	2,474,106
2024	889,238	-	0	+	(1,711,264)	=	(822,026)
2023	2,667,353	-	2,521,447	+	110,989	=	256,895

Year	Reported Summary Compensation Table Total for Ms. Sooch ($)	Less	Reported Value of Equity Awards ($)(a)	Plus	Equity Award Adjustments ($)(b)	Equals	CAP for Ms. Sooch ($)
2023	2,811,138	-	1,444,682	+	(600,644)	=	765,812

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Year	Reported Summary Compensation Table Total for Mr. Rodgers ($)	Less	Reported Value of Equity Awards ($)(a)	Plus	Equity Award Adjustments ($)(b)	Equals	CAP for Mr. Rodgers ($)
2023	899,076	-	419,450	+	(170,281)	=	309,345

(a)	Amounts reflect the grant date fair value of equity awards as reported in the “Option Awards” and “Stock Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments were calculated in accordance with Item 402(v) of Regulation S-K and include, to the extent applicable: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value, (iv) the fair value as of the vesting date of any awards that were granted and vested in the same fiscal year; and (v) the excess fair value, if any, of modified option awards or stock awards over the fair value of the original awards as of the modification and which is not otherwise reflected in the foregoing adjustments. For 2023, reflects the incremental fair value associated with the modification of Ms. Sooch’s outstanding option awards to extend the post-termination exercise period. The amounts deducted or added in calculating the equity award adjustments for Dr. Magrath are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Change in Fair Value to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2025	1,181,573	230,602	88,141	1,500,316
2024	—	(1,237,875)	(473,389)	(1,711,264)
2023	110,989	—	—	110,989

The amounts deducted or added in calculating the equity award adjustments for Ms. Sooch are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Change in Fair Value to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in Fiscal Year ($)	Change in Fair Value to Reflect Excess Fair Value Resulting From Modifications to Stock Option Awards ($)	Total Equity Award Adjustments ($)
2023	—	—	(1,016,860)	(1,994)	418,210	(600,644)

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The amounts deducted or added in calculating the equity award adjustments for Mr. Rodgers are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Change in Fair Value to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2023	(163,600)	—	(6,681)	(170,281)

(4)
Reflects the average amount reported in the “Total” column of the Summary Compensation Table for our other named executive officers as a group (excluding the principle executive officers) for each corresponding year. The other named executive officers included for purposes of calculating the average amounts were Mr. Bernhard Hoffmann, Ms. Amy Rabourn and Mr. Ronil Patel for 2023, Mr. Nirav Jhaveri and Dr. Ashworth Jayagopal for 2024 and Dr. Ashworth Jayagopal and Mr. Joseph Schachle for 2025.

(5)
Amounts reported reflect CAP for the other named executive officers as a group, as computed in accordance with Item 402(v) of Regulation S-K, for each corresponding year, which amounts do not reflect an average of the actual amount of compensation earned by or paid to the other named executive officers as a group during the applicable year. The adjustments below were made to the average total compensation for the named executive officers as a group for each year to determine the CAP for such year in accordance with the requirements of Item 402(v) of Regulation S-K.

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Less	Average Reported Value of Equity Awards ($)	Plus	Average Equity Award Adjustments ($)(a)	Equals	Average CAP for Non-PEO NEOs ($)
2025	741,628	-	82,488	+	225,568	=	884,708
2024	1,293,112	-	747,327	+	299,588	=	845,373
2023	894,067	-	466,231	+	(100,499)	=	327,337

(a)
See note (b) to footnote (3) above for an explanation of the equity award adjustments made in accordance with Item 402(v) of Regulation S-K. The amounts deducted or added in calculating the total average equity award adjustments for the other named executive officers as a group are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Change in Fair Value to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Average Equity Award Adjustments ($)
2025	187,581	56,128	(18,141)	225,568
2024	299,588	—	—	299,588
2023	(84,967)	(17,251)	1,719	(100,499)

Opus Genetics, Inc	49	2026 Proxy Statement

Analysis of Information Presented in the Pay Versus Performance Table
The Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table, including CAP, as required by Item 402(v) of Regulation S-K. The Compensation Committee does not use CAP, as computed in accordance with Item 402(v) of Regulation S-K, to set target compensation amounts or align our named executive officers compensation to Company performance.

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
Net Income (millions)
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
-$500,000
-$1,000,000
-$10
-$20
-$30
-$40
-$50
-$60
$(10.00)
$256,895
$327,337
$(822,026)
$845,373
$(57.53)
$2,474,106
$884,708
$(49.59)
FY 2023
FY 2024
FY 2025
Compensation Actually Paid to PEO
Compensation Actually Paid Average for Non-PEO NEOs
Net Income

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
-$500,000
-$1,000,000
Cumulative TSR
(value of initial $00 investment)
$100
$80
$60
$40
$20
$256,895
$327,337
$85.27
$845,373
$(822,026)
$33.71
$2,474,106
$884,708
$56.94
FY 2023
FY 2024
FY 2025
Compensation Actually Paid to PEO
Compensation Actually Paid Average for Non-PEO NEOs
Cumulative TSR

Opus Genetics, Inc	50	2026 Proxy Statement

Policies and Practices Related to the Timing of Grants of Certain Equity Awards
The Compensation Committee and senior management monitor the Company’s equity grant practices to evaluate whether such policies comply with governing regulations and are consistent with good corporate practices. When making regular annual equity grants to the Company’s executive officers, the Compensation Committee’s practice is to approve them at its meeting in January of each year as part of the annual compensation review. In addition, the Compensation Committee may make grants at any time during the year it deems appropriate, including with respect to new hires, transitions or for retentive purposes. The Company does not schedule its equity grants in anticipation of the release of material non-public information (“MNPI”), nor does the Company time the release of MNPI based on equity grant dates.
During 2025, no stock option grants were made to any of our NEOs during any period beginning four business days before the filing or furnishing of a periodic report or current report and ending one business day after the filing or furnishing of any such report with the SEC.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth certain information as of December 31, 2025 concerning our equity compensation plans:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,578,374	2.18	501,234(1)
Equity compensation plans not approved by security holders	3,768,488	2.10	118,215(2)
Total	9,346,862	2.10	619,449

(1)
Consists of shares available under the 2020 Plan. The number of shares of our Common Stock reserved under the 2020 Plan will automatically increase on January 1 of each calendar year through January 1, 2030 by 5.0% of the total number of shares of our Common Stock outstanding on December 31 of the preceding calendar year.

(2)
Consists of shares available under the Opus Genetics, Inc. Inducement Plan (the “Inducement Plan”), pursuant to which the Company reserves shares of its Common Stock to be used exclusively for grants of awards to individuals who were not previously employees or directors of the Company, as an inducement material to the individual’s entry into employment with the Company within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules. The Inducement Plan was adopted in February 2021 and amended on each of November 1, 2023, October 20, 2024, May 22, 2025, and August 8, 2025.

Opus Genetics, Inc	51	2026 Proxy Statement

Proposal No. 3
Advisory Vote to Approve the
Compensation of
the Company’s Named Executive Officers

Our Board proposes that stockholders vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement (commonly known as a “say-on-pay” proposal). We recognize the interest our stockholders have in the compensation of our executives and we are providing this advisory proposal in recognition of that interest and as required by Section 14A of the Exchange Act.
In a non-binding advisory vote on the frequency of the say-on-pay proposal held at the Company’s 2023 annual meeting of stockholders, a majority of our stockholders voted in favor of holding say-on-pay votes annually. In light of this result and other factors considered by the Board, the Board determined that the Company would hold advisory say-on-pay votes on an annual basis until the next required advisory vote on such frequency, which must be held no later than 2029.
Please read the section of this Proxy Statement entitled “Executive Compensation” for additional details about our named executive officer compensation program, including information about the target and earned compensation of our named executive officers in 2025.
Our current executive compensation program is intended to align executive compensation with our business objectives and to enable us to attract, retain, and reward executive officers who contribute to our long-term success. The compensation paid or awarded to our executive officers is generally based on the assessment of each individual’s performance compared against the business objectives established for the fiscal year as well as our historical compensation practices. In the case of newly hired executive officers, their compensation is primarily determined based on the negotiations of the parties as well as our historical compensation practices. For 2025, the material elements of our executive compensation program were base salary, annual cash bonuses, and equity-based compensation.
Our Board recommends a
vote “FOR”
the approval of Proposal No. 3.

Opus Genetics, Inc	52	2026 Proxy Statement

At the Company’s 2025 annual meeting of stockholders, our say-on-pay proposal received the support of approximately 86% of the votes cast. This vote represented a significant increase from the 62.7% approval received at the Company’s 2024 annual meeting of stockholders. Our Board continues to value the input of our stockholders on our executive compensation practices and welcome additional engagement and feedback from our stockholders. We are committed to designing an executive compensation program that is aligned with our business objectives and reflective of our current life cycle.
We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2026 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.”
The say-on-pay vote is advisory, and therefore not binding on the Company or our Board. We value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ feedback and the Board will evaluate whether any actions are necessary to address that feedback.

Opus Genetics, Inc	53	2026 Proxy Statement

Proposal No. 4
Approval of an Amendment to the Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Our Common Stock from 125 Million Shares to 250 Million Shares

Background
Our Board has approved and adopted, and is hereby soliciting stockholder approval of, an amendment to our Restated Certificate of Incorporation (as amended, the “Charter”) to increase the number of authorized shares of our Common Stock from 125 million shares to 250 million shares (the “Charter Amendment”). Our Board has determined that the Charter Amendment is advisable and in the best interests of the Company and our stockholders.
As approved by our Board, subject to stockholder approval, Article 4 of the Charter would be amended by replacing the first paragraph thereof with the following:
“The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 260,000,000 shares of the par value of $0.0001 each, of which 10,000,000 are to be of a class designated Preferred Stock (the “Preferred Stock”) and 250,000,000 shares are to be of a class designated Common Stock (the “Common Stock”).”
The full text of the Charter Amendment, which is attached to this Proxy Statement as Appendix A, is incorporated by reference herein.
Our Board recommends a
vote “FOR” the approval of
Proposal No. 4.

Opus Genetics, Inc	54	2026 Proxy Statement

Reasons for the Charter Amendment
We currently have 125 million shares of Common Stock authorized for issuance. As of the Record Date, there were 71,149,045 shares of Common Stock issued and outstanding, 51,115,082 shares of Common Stock reserved for future issuance under outstanding options, restricted stock units, and warrants, and 1,006,223 shares of our Common Stock currently reserved for future issuance pursuant to future awards under the Company’s 2020 Equity Incentive Plan and 2021 Inducement Plan. Accordingly, as of the Record Date, approximately 1,729,650 shares of our Common Stock remained authorized, unissued, and available for general corporate purposes. There are also 7,374,632 shares of Series B Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”) outstanding that are convertible into shares of Common Stock if the Charter Amendment is approved, as further explained below.
Our Board believes that it is important to have available a sufficient number of authorized shares of our Common Stock to provide us with flexibility to support corporate purposes as needs arise.
For example, as we evaluate the future financing needs of our business, we may use a portion of the additional authorized shares to raise capital by issuing shares of our Common Stock, issuing shares of our preferred stock that are convertible into shares of our Common Stock and/or issuing warrants that are exercisable for shares of our Common Stock. Additional authorized shares may, from time to time, be used for the issuances of shares under the Company’s equity incentive plans, the settlement of outstanding obligations, acquisitions of companies or assets, and other collaborative arrangements.
Our Board will determine whether, when, and on what terms the issuance of shares of our Common Stock may be warranted in connection with any future actions. No further action or authorization by our stockholders will be necessary before issuance of additional shares of Common Stock authorized under our Charter, as further amended by the Charter Amendment, except as may be required for a particular transaction by applicable law or regulatory agencies or by the Nasdaq Rules or the rules of any other stock market or exchange on which our Common Stock may then be listed.
The additional shares of our Common Stock, if issued, would have the same rights and privileges as the existing shares of our Common Stock. Any issuance of additional shares of our Common Stock would increase the number of outstanding shares of our Common Stock, and (unless such issuance was pro rata among existing stockholders) our existing stockholders’ percentage ownership of our Common Stock would be diluted accordingly. The Charter Amendment does not contemplate any change to the number of authorized shares of our preferred stock.
Although an increase in the number of authorized shares of our Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction resulting in our acquisition by another company), the proposed increase in shares authorized is not in response to any effort by any person or group to obtain control of us by any means. In addition, the proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.
Conversion of Series B Preferred Stock
On February 13, 2026, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Company agreed to sell up to $25,000,000 of shares of Series B Preferred Stock at a purchase price of $3.39 per share. The Company designated 7,374,632 shares of Series B Preferred Stock pursuant to a Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on February 18, 2026 (the “Certificate of Designation”). Each share of Series B Preferred Stock is convertible into one share of Common Stock (subject to adjustment). Pursuant to the terms of the Certificate of Designation and the Purchase Agreement, conversion of the Series B Preferred Stock is conditioned upon, among other things, receipt of stockholder approval of an increase to the Company’s authorized shares of Common Stock sufficient to

Opus Genetics, Inc	55	2026 Proxy Statement

permit such conversion. If approval is obtained, each outstanding share of Series B Preferred Stock will automatically convert into shares of Common Stock at 5:00 p.m. Eastern time on the third business day following such approval, subject to applicable beneficial ownership limitations as set forth in the Certificate of Designation. Without the Charter Amendment, the Company will not have a sufficient number of authorized shares of Common Stock to permit the full conversion of the Series B Preferred Stock.
Effectiveness of the Charter Amendment if Approved
The proposed increase in the number of authorized shares of our Common Stock would become effective immediately upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware. We expect to file the Certificate of Amendment with the Secretary of State of the State of Delaware promptly upon approval by our stockholders.
If the Charter Amendment Proposal is not approved by the requisite vote of our stockholders, then the Charter Amendment will not be filed with the Secretary of State of the State of Delaware, in which case our current Charter will remain in place and the number of authorized shares set forth therein will remain unchanged.

Opus Genetics, Inc	56	2026 Proxy Statement

Security Ownership of Certain Beneficial
Owners and Management
The following table sets forth the beneficial ownership of our Common Stock as of the Record Date for:
•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our executive officers and directors as a group.
The table lists applicable percentage ownership based on 71,149,045 shares of Common Stock outstanding as of the Record Date.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. In addition, the rules include shares of our Common Stock issuable pursuant to the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge, the shares included in this table are not subject to any pledge as security.
Under the terms of certain of our outstanding warrants, holders may not exercise the warrants to the extent such exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 4.99% or 9.99%, as applicable, of our then outstanding Common Stock following such exercise, excluding for purposes of such determination Common Stock issuable upon exercise of the warrants which have not been exercised. In addition, pursuant to an agreement with the Company, certain holders of our Common Stock cannot receive shares of Common Stock held in an escrow account for the benefit of such holder to the extent the receipt of such shares would cause such holder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 9.99% of the outstanding shares of our then outstanding Common Stock following such exercise. The number of shares beneficially owned do not reflect these limitations.

Opus Genetics, Inc	57	2026 Proxy Statement

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Beneficially Owned
5% Stockholders
Perceptive Advisors LLC(2)	7,174,154	9.99
Nantahala Capital Management, LLC(3)	7,123,506	9.99
Foundation Fighting Blindness Retinal Degeneration Fund(4)	5,492,171	7.7
Balyasny Asset Management L.P.(5)	5,110,373	7.2
Bios Fund III, LP(6)	3,683,429	5.2
Directors
Dr. George Magrath(7)	1,744,357	2.5
Sean Ainsworth(8)	555,225	*
Dr. Jean Bennett(9)	371,868	*
Susan K. Benton(10)	433,939	*
Cam Gallagher(11)	3,016,644	4.2
Dr. Adrienne Graves(12)	240,363	*
Dr. James S. Manuso(13)	550,851	*
Richard Rodgers(14)	523,428	*
Dr. Benjamin R. Yerxa(15)	94,405	*
Named Executive Officers
Dr. Ashwath Jayagopal(16)	211,587	*
Joseph Schachle(17)	234,656	*
All Current Directors and Officers as a Group (13 persons)	8,302,107	11.7

*	Less than 1%
(1)	Based on 71,149,045 shares of Common Stock outstanding as of March 5, 2026.
(2)
Based on information contained in a Schedule 13G/A filed with the SEC on February 17, 2026 by Perceptive Advisors LLC (“Perceptive Advisors”), Joseph Edelman and Perceptive Life Sciences Master Fund, Ltd. (“Master Fund” and, together with Perceptive Advisors and Mr. Edelman, the “Perceptive Group”). The Perceptive Group has shared voting power as to 7,174,154 shares and shared dispositive power as to 7,174,154 shares, which consist of (i) 4,325,000 shares of Common Stock held directly and (ii) 2,849,154 shares of Common Stock issuable pursuant to the exercise of warrants. The Master Fund directly holds 4,325,000 shares of Common Stock, pre-funded warrants exercisable for 13,617,584 shares of Common Stock at an exercise price of $0.001 per share (subject to the Beneficial Ownership Limitation), and common warrants exercisable for 13,157,895 shares of Common Stock at an exercise price of $0.95 per share (subject to the Beneficial Ownership Limitation). The terms of such pre-funded warrants and common warrants provide that such warrants may not be exercised if, after such exercise, the Perceptive Group would beneficially own more than 9.99% of the shares of Common Stock then issued and outstanding (the “Beneficial Ownership Limitation”). As of March 5, 2026, the Beneficial Ownership Limitation permitted the Perceptive Group to exercise warrants for up to 2,849,154 shares of Common Stock. Perceptive Advisors serves as the investment manager to the Master Fund. Mr. Edelman is the managing member of Perceptive Advisors. The principal business address of the Perceptive Group is 51 Astor Place, 10th Floor, New York, NY 10003.

(3)
Based on information contained in a Schedule 13G/A filed with the SEC on February 13, 2026 by Nantahala Capital Management, LLC (“Nantahala”), Wilmot B. Harkey, and Daniel Mack (together with Nantahala, the “Nantahala Group”). The Nantahala Group has shared voting power as to 7,123,506 shares and shared dispositive power as to 7,123,506 shares, which consist of (i) 4,781,330 shares of Common Stock held directly and (ii) 2,342,176 shares of Common Stock issuable pursuant to the exercise of warrants within 60 days. The warrants are subject to a blocker which prevents the Nantahala Group from exercising the warrants to the extent that, upon such exercise, the Nantahala Group would beneficially own in excess of 9.99% of the Common Stock outstanding as a result of the exercise. Nantahala serves as the investment advisor to the Nantahala Group. Each of Messrs. Harkey and Mack serve as the managing members to the Nantahala Group. The principal place of business of the Nantahala Group is 130 Main St., 2nd Floor, New Canaan, Connecticut 06840.

Opus Genetics, Inc	58	2026 Proxy Statement

(4)
Based on information contained in a Schedule 13D/A filed with the SEC on December 11, 2025 by Foundation Fighting Blindness Retinal Degeneration Fund (“RD Fund”) and Foundation Fighting Blindness, Inc. (collectively, the “FFB Group”). The FFB Group reported shared voting power as to 5,492,171 shares and shared dispositive power as to 5,492,171 shares. Russell William Kelley is the control person of the FFB Group. Jean Bennett, M.D., and Adrienne Graves, Ph.D., each of whom serves on our Board, also serves on the board of directors of RD Fund. The principal business address of the FFB Group is 223 South West Street, Suite 900, Raleigh, NC.

(5)
Based on information contained in a Schedule 13G filed with the SEC on February 17, 2026 by Balyasny Asset Management L.P. (“Balyasny”), BAM GP LLC, Balyasny Asset Management Holdings LP, Dames GP LLC, and Dmitry Balyasny (together with Balyasny, the “Balyasny Group”). The Balyasny Group has sole voting power as to 5,110,373 shares and sole dispositive power as to 5,110,373 shares, which consist of (i) 2,718,029 shares of Common Stock held directly and (ii) 2,392,344 shares of Common Stock issuable pursuant to the exercise of warrants within 60 days. The warrants are subject to a blocker which prevents the Balyasny Group from exercising the warrants to the extent that, upon such exercise, the Balyasny Group would beneficially own in excess of 9.99% of the Common Stock outstanding as a result of the exercise. The principal place of business of the Balyasny Group is 444 West Lake Street, 50th Floor, Chicago, IL 60606.

(6)
Based on information contained in a Schedule 13G filed with the SEC on August 11, 2025 by Bios Fund III, LP, Bios Fund III QP, LP, Bios Fund III NT, LP, Bios Equity Partners III, LP, Cavu Management, LP, Bios Capital Management, LP, Cavu Advisors, LLC, Bios Advisors GP, LLC, Leslie Wayne Kreis, Jr. and Aaron Glenn Louis Fletcher, (the “Bios Fund Group”). The Bios Fund Group has shared voting power as to 3,683,429 shares and shared dispositive power as to 3,683,429 shares. The principal place of business of the Bios Fund Group is 1751 River Run #400 Fort Worth, Texas 76107.

(7)
Includes (i) options to purchase 478,342 shares of Common Stock that are exercisable within 60 days of March 5, 2026; (ii) warrants to purchase 392,157 shares of Common Stock that are exercisable within 60 days of March 5, 2026; and (iii) 112,901 unvested restricted stock units that vest within 60 days of March 5, 2026. The principal business address of Dr. Magrath is c/o Opus Genetics, Inc., 8 Davis Drive, Durham, NC 27713.

(8)
Includes (i) options to purchase 257,900 shares of Common Stock that are exercisable within 60 days of March 5, 2026; and (ii) 79,504 unvested restricted stock units that vest within 60 days of March 5, 2026. The principal business address of Mr. Ainsworth is c/o Opus Genetics, Inc., 8 Davis Drive, Durham, NC 27713.

(9)
Includes (i) options to purchase 137,216 shares of Common Stock that are exercisable within 60 days of March 5, 2026; and (ii) 79,504 unvested restricted stock units that vest within 60 days of March 5, 2026. The principal business address of Dr. Bennett is c/o Opus Genetics, Inc., 8 Davis Drive, Durham, NC 27713.

(10)
Includes (i) options to purchase 214,412 shares of Common Stock that are exercisable within 60 days of March 5, 2026; and (ii) 79,504 unvested restricted stock units that vest within 60 days of March 5, 2026. The principal business address of Ms. Benton is c/o Opus Genetics, Inc., 8 Davis Drive, Durham, NC 27713.

(11)
Includes (i) options to purchase 257,900 shares of Common Stock that are exercisable within 60 days of March 5, 2026; (ii) warrants to purchase 784,314 shares of Common Stock that are exercisable within 60 days of March 5, 2026; and (ii) 79,504 unvested restricted stock units that vest within 60 days of March 5, 2026. The principal business address of Mr. Gallagher is c/o Opus Genetics, Inc., 8 Davis Drive, Durham, NC 27713.

(12)
Includes (i) options to purchase 137,216 shares of Common Stock that are exercisable within 60 days of March 5, 2026; and (ii) 79,504 unvested restricted stock units that vest within 60 days of March 5, 2026. The principal business address of Dr. Graves is c/o Opus Genetics, Inc., 8 Davis Drive, Durham, NC 27713.

(13)
Includes (i) options to purchase 257,900 shares of Common Stock that are exercisable within 60 days of March 5, 2026; and (ii) 79,504 unvested restricted stock units that vest within 60 days of March 5, 2026. The principal business address of Dr. Manuso is c/o Opus Genetics, Inc., 8 Davis Drive, Durham, NC 27713.

(14)
Includes (i) options to purchase 204,773 shares of Common Stock that are exercisable within 60 days of March 5, 2026; and (ii) 79,504 unvested restricted stock units that vest within 60 days of March 5, 2026. The principal business address of Mr. Rodgers is c/o Opus Genetics, Inc., 8 Davis Drive, Durham, NC 27713.

(15)
Includes (i) options to purchase no shares of Common Stock that are exercisable within 60 days of March 5, 2026; and (ii) 25,000 unvested restricted stock units that vest within 60 days of March 5, 2026. The principal business address of Dr. Yerxa is c/o Opus Genetics, Inc., 8 Davis Drive, Durham, NC 27713.

(16)
Includes (i) options to purchase 142,968 shares of Common Stock that are exercisable within 60 days of March 5, 2026; and (ii) 38,125 unvested restricted stock units that vest within 60 days of March 5, 2026. The principal business address of Dr. Jayagopal is c/o Opus Genetics, Inc., 8 Davis Drive, Durham, NC 27713.

(17)
Includes (i) options to purchase 203,906 shares of Common Stock that are exercisable within 60 days of March 5, 2026; and (ii) 28,750 unvested restricted stock units that vest within 60 days of March 5, 2026. The principal business address of Mr. Schachle is c/o Opus Genetics, Inc., 8 Davis Drive, Durham, NC 27713.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10 percent of a registered class of our equity securities (“Reporting Persons”), to file with the SEC reports of ownership and reports of changes in ownership of our Common Stock and our other equity securities. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such reports received or written representations from certain Reporting Persons, the Company believes that during the fiscal year ended December 31, 2025, all Reporting Persons complied with all applicable requirements, except that Robert Gagnon submitted one late Form 4 filing on September 11, 2025 pertaining to the granting of restricted stock units and employee stock options to purchase shares of common stock.

Opus Genetics, Inc	59	2026 Proxy Statement

Additional Information
“Householding”—Stockholders Sharing the Same Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K and proxy materials unless the affected stockholder has provided other instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.
We expect that a number of brokers with account holders who are our stockholders will be “householding” our Annual Report on Form 10-K and proxy materials. A single set of an Annual Report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting your broker.
Upon written or oral request, we will undertake to promptly deliver a separate copy of the Annual Report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Annual Report on Form 10-K and other proxy materials, you may write our Investor Relations at ir@opusgtx.com, or call (248) 957-9024.
Any stockholders who share the same address and currently receive multiple copies of our Annual Report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their broker to request information about “householding” or our Senior Vice President of Finance at the address or telephone number listed above.
Stockholder List
Stockholders of record at the close of business on March 5, 2026 are entitled to notice of, and to vote at, the Annual Meeting. Such stockholders are encouraged to submit an enclosed proxy card, even if their shares were sold after such date. A complete list of stockholders entitled to vote at the Annual Meeting may be accessed electronically, upon request, starting ten (10) days prior to the Annual Meeting by contacting the Company’s corporate secretary via email at ir@opusgtx.com. In addition, the stockholder list will be posted on the virtual meeting website during the Annual Meeting.
Appraisal Rights
Stockholders do not have appraisal rights under Delaware law in connection with this proxy solicitation.

Opus Genetics, Inc	60	2026 Proxy Statement

Stockholder Proposals to be Presented at the Next Annual Meeting of Stockholders
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2027 Annual Meeting of Stockholders must be received by us not later than [•] in order to be considered for inclusion in our proxy materials for that meeting. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by applicable law and our Bylaws.
Requirements for Other Stockholder Proposals and Director Nominations to be Brought Before an Annual Meeting. Our Bylaws provide that for stockholder nominations to our Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at 8 Davis Drive, Suite 220 Durham, NC.
To be timely for the Company’s 2027 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than the close of business on December 21, 2026 and not later than the close of business on January 20, 2027. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by applicable law and our Bylaws. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act and deliver the applicable notice by February 19, 2027. In no event will the public announcement of an adjournment or a postponement of our annual meeting commence a new time period for the giving of a stockholder’s notice as provided above.
Incorporation By Reference
To the extent this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the “Audit Committee Report” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such section shall also not be deemed to be “soliciting material” or to be “filed” with the SEC. Website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.
Forward-Looking Statements
This Proxy Statement contains certain forward-looking statements within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements relate to events or results that may occur in the future, including, but not limited to, the Company’s future costs of solicitation, record or meeting dates, compensation arrangements or structure, the composition of the Board, future stockholder engagement, and the Company’s strategy. These forward-looking statements are subject to certain risks and uncertainties posed by many factors that could cause actual events to differ materially from those anticipated by such forward-looking statements, and speak only as of the date of this Proxy Statement. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. We undertake no obligation to revise any forward-looking statement in order to reflect events or circumstances that might subsequently arise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Proxy Statement.

Opus Genetics, Inc	61	2026 Proxy Statement

Other Matters
Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Opus Genetics, Inc	62	2026 Proxy Statement

APPENDIX A
CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
OPUS GENETICS, INC.
(Pursuant to Sections 141 and 242 of the
General Corporation Law of the State of Delaware)
Opus Genetics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), hereby certifies as follows:
1.  This Certificate of Amendment amends the provisions of the Corporation’s Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 13, 2024 and amended on October 22, 2024 (the “Certificate of Incorporation”).
2.  The first paragraph of Article 4 of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:
The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 260,000,000 shares of the par value of $0.0001 each, of which 10,000,000 are to be of a class designated Preferred Stock (the “Preferred Stock”) and 250,000,000 shares are to be of a class designated Common Stock (the “Common Stock”).
3.  This amendment was duly adopted in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law.
4.  All other provisions of the Certificate of Incorporation shall remain in full force and effect.
* * * * *
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed on this [   ] day of [     ], [     ].

OPUS GENETICS, INC.
By:
Name:	George Magrath, M.D., M.B.A., M.S.
Title:	Chief Executive Officer

Opus Genetics, Inc	A-1	2026 Proxy Statement

SUBJECT TO COMPLETION – DATED MARCH 12, 2026

OPUS GENETICS

OPUS GENETICS, INC.
8 DAVIS DR SUITE 220
DURHAM, NC 27713

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IRD2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84785-P46456 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OPUS GENETICS, INC.

The Board of Directors recommends you vote "FOR" each director nominee:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Sean Ainsworth	☐	☐
1b. Dr. Jean Bennett	☐	☐
1c. Susan K. Benton	☐	☐
1d. Cam Gallagher	☐	☐
1e. Dr. Adrienne Graves	☐	☐
1f. Dr. George Magrath	☐	☐
1g. Dr. James S. Manuso	☐	☐
1h. Richard Rodgers	☐	☐
1i. Dr. Benjamin R. Yerxa	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and 2025 Annual Report are available at www.proxyvote.com.

V84786-P46456

OPUS GENETICS, INC.
ANNUAL MEETING OF STOCKHOLDERS
APRIL 20, 2026 4:00 PM EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Dr. George Magrath and Robert Gagnon, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of OPUS GENETICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on April 20, 2026, at 4:00 PM Eastern Time, at www.virtualshareholdermeeting.com/IRD2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side